As filed with the Securities and Exchange Commission on July 27, 2007

                           1933 Act File No. 333-61525
                           1940 Act File No. 811-08943

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]
                                    Pre-Effective Amendment No:              [ ]
                                    Post-Effective Amendment No: 18          [X]

                                       and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [X]
                                Amendment No: 19

                       LEGG MASON LIGHT STREET TRUST, INC.
               (Exact Name of Registrant as Specified in Charter)

                                100 Light Street
                            Baltimore, Maryland 21202
                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, including Area Code: (410) 539-0000

                                   Copies to:

RICHARD M. WACHTERMAN, ESQ.                      ARTHUR C. DELIBERT, ESQ.
Legg Mason & Co., LLC                            Kirkpatrick & Lockhart Preston
100 Light Street                                 Gates Ellis LLP
Baltimore, Maryland 21202                        1601 K Street, N.W.
 (Name and address of agent for service)         Washington, D.C. 20006-1600

It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to Rule 485(b)
[X] on July 29, 2007, pursuant to Rule 485(b)
[ ] 60 days after filing pursuant to Rule 485(a)(1)
[ ] on, pursuant to Rule 485(a)(1)
[ ] 75 days after filing pursuant to Rule 485(a)(2)
[ ]  on , pursuant to Rule 485(a)(2)


If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                       Legg Mason Light Street Trust, Inc.

                       Contents of Registration Statement


This registration statement consists of the following papers and documents:

Cover Sheet

Contents of Registration Statement

Legg Mason Classic Valuation Fund
Part A - Primary Class and Institutional Class Prospectus

Legg Mason Classic Valuation Fund
Part B - Statement of Additional Information
Primary Class and Institutional Class Shares

Part C - Other Information

Signature Page

Exhibits

Legg Mason Classic Valuation Fund







                                   PROSPECTUS
                                 AUGUST 1, 2007

                                  PRIMARY CLASS
                               INSTITUTIONAL CLASS




                                     [logo]

The shares offered by this Prospectus are subject to various fees and expenses, which may include distribution and service (12b-1) fees. See "Fees and Expenses of the Fund" on page 7 and "Distribution Plan" on page 9.



As with all mutual funds, the U.S. Securities and Exchange Commission ("SEC") has not passed upon the accuracy or adequacy of this Prospectus, nor has it approved or disapproved these securities. It is a criminal offense to state otherwise.

TABLE OF CONTENTS

About the fund:
--------------------------------------------------------------------------------


         1        Investment objective and policies

         3        Principal risks

         5        Performance

         7        Fees and expenses of the fund

         9        Distribution plan

         11       Management


About your investment:
--------------------------------------------------------------------------------

         13       Shareholder eligibility

         15       How to invest

         20       How to redeem your shares

         23       Account policies

         27       Services for investors

         29       Distributions and taxes

         31       Portfolio holdings disclosure policy

         32       Financial highlights

[GRAPHIC]  INVESTMENT OBJECTIVE AND POLICIES


Legg Mason Classic Valuation Fund (the "fund"), a series of Legg Mason Light Street Trust, Inc. ("Light Street Trust"), offers two classes of shares: Primary Class and Institutional Class. Each share class represents an investment in the same portfolio of securities, but is subject to different expenses, different distribution structures and different eligibility requirements for investing. (See "Fees and Expenses of the Fund" beginning on page 7 and "Shareholder Eligibility" beginning on page 13).


Investment Objective: Long-term growth of capital.

Principal Investment Strategies:

The fund invests primarily in equity securities such as common stock that, in the adviser's opinion, offer the potential for capital growth. The adviser seeks to identify undervalued or out-of-favor companies that are likely to return to their normal value. The adviser considers normal value to be a stock's historical average price-to-current-earnings, price-to-book, price-to-cash-flow, or price-to-sales ratios. The adviser considers stocks trading at a discount to these historical averages and/or at a discount to the market to be undervalued. In order to identify those undervalued securities that the adviser believes can return to their normal values, the adviser combines two investment techniques. It quantitatively screens characteristics to identify stocks that are undervalued and then it fundamentally analyzes stocks to identify those that it believes have the ability to return to their normal value. From a universe of about 8,000 publicly traded companies, the adviser uses quantitative screens to identify a sub-universe of about 400 to 500 stocks of companies that typically have market capitalizations of greater than $950 million and have low price-to-current-earnings, low price-to-book, low price-to-cash-flow, or low price-to-sales ratios. The adviser continues the initial screening to identify those companies that it believes are priced well below their historic values or the current values of similar companies in the same industry. From that group of approximately 150 stocks, the adviser applies a fundamental analysis in order to select securities for the portfolio. The adviser's fundamental analysis focuses on understanding the risks of a company's business and identifying companies that have the best potential of returning to their normal value or a normal value relative to their industries.

The fund may invest in foreign securities, either directly or through American Depositary Receipts or Global Depositary Receipts. The adviser currently anticipates that the fund will invest no more than 15% of its total assets in such securities.

The adviser typically sells a security when, in the adviser's assessment, it is no longer undervalued compared to its normal market value or when its ability to return to that level of value has deteriorated.

For temporary defensive purposes, or when cash is temporarily available, the fund may invest without limit in repurchase agreements and money market instruments. If the fund invests substantially in such instruments, it will not be pursuing its principal investment strategies and may not achieve its investment objective.

                                    * * * * *

The fund's investment objective and investment policies are non-fundamental and may be changed by Light Street Trust's Board of Directors ("Board of Directors") without shareholder approval.

[GRAPHIC]  PRINCIPAL RISKS

In General:

There is no assurance that the fund will meet its investment objective; investors could lose money by investing in the fund. As with all mutual funds, an investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market Risk:

Prices of equity securities generally fluctuate more than those of other securities, such as debt securities. Market risk, the risk that prices of securities will decrease because of the interplay of market forces, may affect a single issuer, industry or sector of the economy or may affect the market as a whole. The fund may experience a substantial or complete loss on an individual stock.

Style Risk:

The "value" approach to investing involves the risk that "value" stocks may remain undervalued. "Value" stocks as a group may be out of favor and underperform the overall equity market for a long period of time, while the market concentrates on "growth" stocks.

While the adviser typically seeks to identify and purchase undervalued companies, as discussed above, the fund may continue to hold securities after their valuations rise, at which point such securities may exhibit "growth stock" characteristics and risks. "Growth" stocks may react with greater volatility to negative forecasts concerning particular stocks, industries, sectors or the economy in general. Similar to "value" stocks, "growth" stocks as a group may at times be out of favor for a long period of time, while the market concentrates on "value" stocks.

Value funds and growth funds may concentrate their investments in certain industries, and thus will be more susceptible to factors adversely affecting issuers within that industry than would a less concentrated portfolio of securities.

Mid-Sized Company Securities:

Investing in the securities of mid-sized companies involves special risks. The prices of securities of mid-sized companies generally are more volatile than those of larger companies and can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks.

Foreign Securities Risk:

Investments in foreign securities (including those denominated in U.S. dollars) involve certain risks not typically associated with investments in securities of domestic issuers. These risks can include political and economic instability, foreign taxation, different or lower standards in accounting, auditing and financial reporting, less-developed securities regulation and trading systems, fluctuations in foreign currency exchange rates, and the risk that a country may impose controls on the exchange or repatriation of foreign currency. Many of these risks are greater when investing in countries with developing economies and securities markets, also known as "emerging markets." Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.

Investment Model:

The proprietary model used by the adviser to evaluate securities or securities markets is based on the adviser's understanding of the interplay of market factors and does not assure successful investment. The markets or the prices of individual securities may be affected by factors not foreseen in developing the model.

[GRAPHIC]  PERFORMANCE

The information below provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund's average annual total returns for various periods compare with those of a broad measure of market performance. Annual returns assume reinvestment of all distributions, if any. Historical performance of the fund, whether before or after taxes, does not necessarily indicate what will happen in the future.

Primary Class Shares



  Year-by-year total return as of December 31 of each year (before taxes) (%)*

---------------- --------------- ----------------- ---------------- --------------- -------------- --------------
     2000             2001             2002             2003             2004           2005           2006
---------------- --------------- ----------------- ---------------- --------------- -------------- --------------
     20.41            0.08           (29.02)            36.59            8.08           8.26           17.98
---------------- --------------- ----------------- ---------------- --------------- -------------- --------------

     * The fund's year-to-date total return as of June 30, 2007 was 8.10%.


                      During the past seven calendar years:

                                    Quarter Ended                   Total Return

Best quarter:                       June 30, 2003                      24.30%
Worst quarter:                      September 30, 2002                 (24.37)%

                          Average Annual Total Returns


The table below shows the fund's average annual total returns before taxes for all classes. In addition, returns after taxes are shown for Primary Class shares to illustrate the effect of federal taxes on fund returns. The table also shows returns before taxes for the Standard & Poor's 500 Index ("S&P 500 Index"), a market capitalization-weighted index, composed of 500 widely held common stocks that is generally considered representative of the U.S. stock market.

For the periods ended December 31, 2006:

---------------------------------------------- ----------------------- ----------------------- ---------------------------
Classic Valuation Fund                               1 Year                   5 Years                Life of Class
---------------------------------------------- ----------------------- ----------------------- ---------------------------
Primary Class Shares -
Return Before Taxes                                   17.98%                     6.00%                    7.05%(a)
Return After Taxes on Distributions (b)               16.79%                     5.79%                    6.89%(a)
Return After Taxes on Distributions
and Sale of Fund Shares (b)                           13.23%                     5.18%                    6.15%(a)
---------------------------------------------- ----------------------- ----------------------- ---------------------------
Institutional Class Shares -
Return Before Taxes                                   19.21%                     7.07%                   6.41% (c)
---------------------------------------------- ----------------------- ----------------------- ---------------------------
S&P 500 Index (reflects no deduction for              15.79%                     6.19%                   2.20% (d)
fees, expenses or taxes)
---------------------------------------------- ----------------------- ----------------------- ---------------------------

(a)           November 8, 1999 (commencement of operations) to December 31,
              2006.
(b) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns for the fund's Institutional Class shares will differ from those shown above for Primary Class shares. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts ("IRAs").
(c)           July 13, 2001 (commencement of operations) to December 31, 2006.
(d)           For the period October 31, 1999 to December 31, 2006.

[GRAPHIC]  FEES AND EXPENSES OF THE FUND

The tables below describe the fees and expenses you may pay if you buy and hold shares of the fund.

                                Shareholder Fees
                    (fees paid directly from your investment)

------------------------------------------------- ----------------------------------- -----------------------------------
                                                  Primary                             Institutional
                                                  Class Shares                        Class Shares
------------------------------------------------- ----------------------------------- -----------------------------------
------------------------------------------------- ----------------------------------- -----------------------------------
Sales Charge (Load) Imposed on Purchases                         None                                None
------------------------------------------------- ----------------------------------- -----------------------------------
------------------------------------------------- ----------------------------------- -----------------------------------
Sales Charge (Load) Imposed on Reinvested                        None                                None
Dividends
------------------------------------------------- ----------------------------------- -----------------------------------
------------------------------------------------- ----------------------------------- -----------------------------------
Redemption Fee                                                   None                                None
------------------------------------------------- ----------------------------------- -----------------------------------


                         Annual Fund Operating Expenses
                  (expenses that are deducted from fund assets)


------------------------------------------------ --------------------------------- --------------------------------
                                                       Primary Class Shares          Institutional Class Shares
------------------------------------------------ --------------------------------- --------------------------------
Management Fees                                              0.75%                             0.75%
------------------------------------------------ --------------------------------- --------------------------------
Distribution and/or Service (12b-1) Fees                     1.00%                              None
------------------------------------------------ --------------------------------- --------------------------------
Other Expenses                                               0.42%                             0.66%
------------------------------------------------ --------------------------------- --------------------------------
Total Annual Fund Operating Expenses                         2.17%                             1.41%
------------------------------------------------ --------------------------------- --------------------------------
Less Contractual Fee Reduction (a)                           (0.22)%                          (0.46)%
------------------------------------------------ --------------------------------- --------------------------------
Net Annual Fund Operating Expenses                           1.95%                             0.95%
------------------------------------------------ --------------------------------- --------------------------------

(a) The fund's manager has contractually agreed to waive fees and reimburse other expenses so that Primary Class and Institutional Class operating expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed an annual rate of 1.95% and 0.95% of the fund's average daily net assets attributable to Primary Class and Institutional Class shares, respectively. These contractual waivers remain in effect until February 29, 2008. Pursuant to the agreement, the fund has agreed to pay the manager for waived fees and reimbursed expenses provided that payment does not cause the Primary Class and Institutional Class shares operating expenses to exceed an annual rate of 1.95% and 0.95%, respectively, of its average net assets and the payment is made within thirty-six months after the manager waived the fee or reimbursed the expense.

Example:

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. Although your actual costs and returns may be higher or lower, you would pay the following expenses on a $10,000 investment in the fund, assuming (1) a 5% return each year, (2) the fund's operating expenses remain the same as shown in the table above (including the effect of the contractual fee waiver for the specified period), and (3) you redeem all of your shares at the end of the time periods shown.



------------------------------- ------------------------ ----------------------- ---------------------- ---------------------------
      Classic Valuation                 1 Year                   3 Years                5 Years                10 Years
------------------------------- ------------------------ ----------------------- ---------------------- ---------------------------
        Primary Class                    $198                     $658                   $1,144                 $2,486
------------------------------- ------------------------ ----------------------- ---------------------- ---------------------------
     Institutional Class                  $97                     $401                    $727                  $1,651
------------------------------- ------------------------ ----------------------- ---------------------- ---------------------------

[GRAPHIC] DISTRIBUTION PLAN


Distributor of the Fund's Shares:

Legg Mason Investor Services, LLC ("LMIS"), 100 Light Street, Baltimore, Maryland 21202, distributes the fund's shares.

The fund has adopted a plan under Rule 12b-1 with respect to its Primary Class shares that allows it to pay fees for the sale of its shares and for services provided to the shareholders of that particular class. These fees are calculated daily and paid monthly. Because these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


Under the plan, the fund pays LMIS an annual distribution fee and annual service fee equal to 0.75% and 0.25%, respectively, of the fund's average daily net assets attributable to Primary Class shares.


Other Compensation to Dealers:

LMIS may enter into agreements with other brokers to sell Primary Class shares of the fund. LMIS pays these brokers up to 100% of the distribution and service fee that it receives from the fund for those sales and for services to the investors who hold the shares. LMIS may also enter into agreements with and make payments to brokers or other entities that support the distribution of fund shares or are engaged in the servicing or maintenance of shareholder accounts including, but not limited to, providing sub-accounting and recordkeeping services.


The fund's adviser and its affiliates may pay non-affiliated entities and LMIS and affiliates of the adviser, out of their own assets to support the distribution of each share class, and for shareholder servicing. These payments may create an incentive for a dealer (or other financial intermediary) or its representatives to recommend or offer shares of the fund to its customers. Please contact your financial intermediary for details about revenue sharing payments it may receive. You should also consult any disclosures made by your financial intermediary at the time of purchase.

Shares of each class may be available through authorized financial intermediaries. For each class, the fund may pay such financial intermediaries for their services out of that class's assets pursuant to the class's distribution plan, if any, or otherwise, as appropriate. These services include sub-accounting and other shareholder services. The fund may pay different financial intermediaries different rates for the sub-accounting and other services they provide when the fund determines that this is in the best interest of the fund and its shareholders. LMIS and its affiliates (including the adviser) may also from time to time, at their own expense, make payments to financial intermediaries that make shares of the fund available to their clients or to other parties in connection with the sale of shares. If investors effect transactions through a broker or agent, investors may be charged a fee by that broker or agent.

Salespersons and others entitled to receive compensation for selling or servicing fund shares may receive more with respect to one class than another.

[GRAPHIC]  MANAGEMENT

Manager and Adviser:

Legg Mason Fund Adviser, Inc. ("LMFA"), 100 Light Street, Baltimore, Maryland 21202, is the fund's manager. As manager, LMFA is responsible for the business affairs of the fund, providing office space and administrative staff for the fund and directing all matters related to the operation of the fund. LMFA has been registered as an investment adviser since 1982.


For its services, the fund paid LMFA a fee at an annual rate of 0.60% of its average daily net assets during the fiscal period ended March 31, 2007.

Brandywine Global Investment Management, LLC ("Brandywine Global"), 2929 Arch Street, 8th Floor, Philadelphia, Pennsylvania 19104, is the investment adviser to the fund. As adviser, Brandywine Global provides investment management services to the fund, including making investment decisions and placing orders to buy, sell or hold a particular security. Brandywine Global acts as investment adviser to investment companies and private accounts with aggregate assets of approximately $42.3 billion as of March 31, 2007. For the fiscal period ended March 31, 2007, LMFA paid Brandywine Global a fee at an annual rate of 0.36% of the fund's average daily net assets, which is equal to 60% of LMFA's fee. Fees paid to Brandywine Global are net of any waivers.

A discussion regarding the basis for the Board of Directors' approval of the continuation of the management agreement and the advisory agreement is available in the fund's annual report to shareholders for the period ending March 31, 2007.


LMFA, Brandywine Global and LMIS are wholly-owned subsidiaries of Legg Mason, Inc., a financial services holding company.

Portfolio Management:

Scott L. Kuensell, Managing Director of Brandywine Global, has served as portfolio manager to the fund since 2000. He is assisted in the day-to-day management of the fund by a team of Brandywine Global senior investment professionals and quantitative/economic analysts. Mr. Kuensell has been employed by Brandywine Global since 1995.

The fund's Statement of Additional Information provides information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the fund.

[GRAPHIC]  SHAREHOLDER ELIGIBILITY

The fund generally will not accept new account applications to establish an account with a non-U.S. address.

Summarized below are the eligibility requirements for each share class. Once you determine which share class is available to you for investment, you should follow the purchasing instructions beginning on page 15 for Primary Class or the instructions beginning on page 17 for Institutional Class.

You can buy shares through banks, brokers, dealers, insurance companies, investment advisers, financial consultants, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with LMIS to sell shares of the fund ("Financial Adviser"). You can also buy shares directly from the fund.

The fund reserves the right to revise the minimum initial investment and other eligibility requirements at any time. In addition, the fund may waive the minimum initial investment requirements in its sole discretion.

Primary Class Shares

For questions regarding your eligibility to invest in Primary Class shares, contact your Financial Adviser or LMIS' Funds Investor Services Division ("FIS") at 1-800-822-5544.

------------------------------------------------------ -------------------------------------------------
                                                                     Primary Class Shares
------------------------------------------------------ -------------------------------------------------
------------------------------------------------------ -------------------------------------------------
Investment Minimums -
Initial Investment                                                      $1,000
(per fund)

Subsequent Investments                                                  $100
(per fund)
------------------------------------------------------ -------------------------------------------------
------------------------------------------------------ -------------------------------------------------
Legg Mason Future First(R) Systematic Investment Plan
(Minimum per transaction)                                               $50
------------------------------------------------------ -------------------------------------------------
------------------------------------------------------ -------------------------------------------------
Minimum Account Size                                                    $500
(per fund)
------------------------------------------------------ -------------------------------------------------

Retirement Plans

Employer-sponsored retirement plans (i.e. 401(k), 403(b) or equivalent) where a Financial Adviser is providing advice, record-keeping or other shareholder services to the plan, are eligible for Primary Class shares. The minimum initial and additional purchase amounts may be waived at the sole discretion of the fund.

Institutional Class Shares


For questions regarding your eligibility to invest in Institutional Class shares, call 1-888-425-6432 or contact your financial intermediary. You may be required to provide appropriate documentation confirming your eligibility to invest in this share class. All requirements regarding initial and subsequent purchases are stated below.


The following classes of investors may purchase Institutional Class shares:

o Institutional investors who make an initial investment of at least $1 million in the fund. Generally, institutional investors are corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, pension and profit-sharing plans, and similar entities.

o Investors who invest in the fund through financial intermediaries that offer their clients Institutional Class shares through investment programs (such as (i) fee-based advisory or brokerage account programs, (ii) employee benefit plans such as 401(k), 457 or 403(b) retirement plans or (iii) college savings vehicles such as 529 plans) authorized by LMIS.

o Employees of the fund's investment adviser and the spouses and children of such employees may purchase Institutional Class shares of the fund. For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $100.

[GRAPHIC] HOW TO INVEST


Shareholder Accounts

You have the following options for holding fund shares.

1. You may hold fund shares in a securities brokerage account with a firm that has an agreement with LMIS with respect to the class of shares that you own. At the present time, there are only a small number of securities firms that have agreements of this kind.

2. You may hold fund shares directly with the fund, through its transfer agent. There are no additional fees to you for holding your shares directly with the fund in this manner. You will receive confirmations of transactions from the fund's transfer agent and periodic statements reporting your account activity and share ownership. To assist you in the management of your account you may direct the fund's transfer agent to send copies of your confirmations and/or periodic statements to another party whom you designate, at no charge. You may call the fund at 800-822-5544 (Primary Class) or 888-425-6432 (Institutional Class) regarding holding fund shares directly with the fund.

Purchasing Primary Class Shares

Prior to opening an account you should consult the section "Shareholder Eligibility" on page 13, which outlines share class eligibility requirements as well as initial and subsequent investment minimums.

You can open a regular or retirement account or a Coverdell Education Savings Account by contacting your Financial Adviser. To open an account directly with the fund call 1-800-822-5544 or visit www.leggmasonfunds.com for an account application.

Retirement accounts and plans include traditional IRAs, spousal IRAs, Roth IRAs, simplified employee pension plans, savings incentive match plans for employees and other qualified retirement plans. Contact your Financial Adviser to discuss which type of account or plan might be appropriate for you. To view additional information regarding each type of account or plan, contact your Financial Adviser or visit www.leggmasonfunds.com.

Certain investment methods (for example, through certain retirement plans) may be subject to lower minimum initial and/or additional investment amounts. In certain limited circumstances, the minimum initial and additional purchase amounts may be waived. Contact your Financial Adviser or the fund with any questions regarding your investment options.


When you purchase Primary Class shares, you do not pay any front-end sales charges. These shares pay ongoing fees for the distribution of their shares and for services provided to shareholders, which could, over time, cost you more than paying a front-end sales charge. See "Distribution Plan."


                           PRIMARY CLASS SHAREHOLDERS

Once your account is open, you may use the following methods to purchase additional shares of the fund.

--------------------------------------------------------------------------------
                         Through Your Financial Adviser
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Your Financial Adviser can purchase shares of the fund on your behalf and provide information on other methods available to you for purchasing additional shares. Investments made through your Financial Adviser may be subject to transaction fees or other purchase conditions as set by your Financial Adviser. Your Financial Adviser may have different minimum investment requirements for investments in Primary Class shares than the minimum investment requirements described in this Prospectus. You should consult its program literature for further information.
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                 Directly With The Fund
------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------- ------------------------------------------------------------------------------------
Mail                                            Mail your check, payable to Legg Mason Funds, to the following address with either an Additional Purchase Form or a note indicating the fund you want to buy and your fund account number:
                                                               Legg Mason Funds
                                                               c/o Boston Financial Data Services
                                                               P.O. Box 55214
                                                               Boston, MA 02205-8504
----------------------------------------------- ------------------------------------------------------------------------------------
----------------------------------------------- ------------------------------------------------------------------------------------
Telephone or Wire                               Call the fund at 1-800-822-5544 to arrange with your bank to transfer money directly from your checking or savings account. Wire transfers may be subject to a servicecharge by your bank.
----------------------------------------------- ------------------------------------------------------------------------------------
----------------------------------------------- ------------------------------------------------------------------------------------
Internet or TeleFund                            Visit www.leggmasonfunds.com or call TeleFund, the automated telephone account management service, at 1-877-6-LMFUNDS (1-877-656-3863).
----------------------------------------------- ------------------------------------------------------------------------------------
----------------------------------------------- ------------------------------------------------------------------------------------
Future First(R) Systematic Investment Plan      Contact the fund to enroll in Legg Mason's Future First(R) Systematic Investment
                                                Plan. This plan allows you to automatically invest a specific dollar amount at regular intervals. The transfer agent will transfer money directly from your checking or savings account or another Legg Mason fund to purchase fund shares.
----------------------------------------------- ------------------------------------------------------------------------------------

The fund must receive your purchase order in proper form (meaning that it is complete and contains all necessary information; for example, number of shares or dollar amount to be invested and name of the fund) before the close of regular trading on the New York Stock Exchange ("Exchange"), normally 4:00 p.m., Eastern time, to receive that day's price. Orders received after the close of the Exchange will be processed at the fund's net asset value as of the close of the Exchange on the next day the Exchange is open. Orders received by your Financial Adviser before the close of regular trading on the Exchange and communicated to the fund on the following business day, will be processed at the net asset value determined on the day the order was received by the Financial Adviser. Certain Financial Advisers may have agreements to purchase shares of the fund with payment generally to follow the next business day, but no later than three business days after the order is placed. If payment is not received by that time, your order is subject to cancellation and you and the Financial Adviser could be held liable for resulting fees or losses. It is your Financial Adviser's responsibility to transmit your order to the fund in a timely manner. If you purchase shares directly from the fund, your payment must accompany your order.

If you pay with a check or ACH transfer that does not clear or if your payment is not received in a timely manner, your purchase may be cancelled and you may be liable for any loss to the fund. The fund and its agents have the right to reject or cancel any purchase due to nonpayment.

When you purchase shares directly from the fund and have not identified a broker-dealer that has an agreement to distribute the fund, your order will be placed through LMIS, the fund's distributor, which will provide shareholder services to you and will receive any distribution and service (12b-1) fees paid by the class of shares which you own. For more information regarding 12b-1 fees see "Distribution Plan."

Purchasing Institutional Class Shares

To obtain an application, please call 1-888-425-6432.

If you invest through a financial intermediary, note that you may purchase shares only in accordance with your financial intermediary's instructions and limitations. Your financial intermediary may have different minimum investment requirements for investments in Institutional Class shares than the minimum investment requirements described in this Prospectus.

                        INSTITUTIONAL CLASS SHAREHOLDERS

Once your account is open, you may use the following methods to purchase additional shares of the fund.


------------------------------------------------------------------------------------------------------------------------------------
                                                                 Directly With The Fund
------------------------------------------------------------------------------------------------------------------------------------
------------------------------ -----------------------------------------------------------------------------------------------------
Wire Transfers                 Wire federal funds to State Street Bank and Trust Company, the fund's custodian. Before wiring federal funds, you must first telephone the fund at 1-888-425-6432 to receive instructions for wire transfer. Please note that the following information will be required when calling: shareholder name; name of the person authorizing the transaction; shareholder account number; name of the fund and class of shares to be purchased; amount being wired; and name of the wiring bank.

                               Funds should be wired through the Federal Reserve System to:

                                         State Street Bank and Trust Company
                                         ABA #011-000-028
                                         DDA #99046096
                                         Legg Mason [Insert name of fund and class of shares]
                                         [Insert account name and number]

                               The wire should state that the funds are for the purchase of shares of a specific fund and share class and include the account name and number.
------------------------------ -----------------------------------------------------------------------------------------------------
------------------------------ -----------------------------------------------------------------------------------------------------
Contributions of Eligible      Shares may be purchased and paid for by the contribution of eligible portfolio securities, subject
Securities                     in each case to approval by the fund's adviser. Approval will depend on, among other things, the nature and quality of the securities offered and the current needs of the fund.
                               Investors who wish to purchase fund shares through the contribution of securities should contact the fund at 1-888-425-6432 for instructions.

                               Investors should realize that at the time of contribution they may recognize a gain or loss for tax purposes on securities contributed. The adviser, on behalf of the fund, has full discretion to accept or reject any appropriate securities offered as payment for shares.
                               Securities will not be accepted in payment of fund shares from persons who are affiliated with the fund's adviser or the fund.

                               Securities offered in payment for shares will be valued in the same way and at the same time the fund values its portfolio securities for the purpose of determining net asset value. (See
                               "Calculation of Net Asset Value" below.)
------------------------------ -----------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       Through Your Financial Intermediary
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Your financial intermediary can purchase shares of the fund on your behalf and provide information on other methods available to you for purchasing additional shares. Investments made through your financial intermediary may be subject to transaction fees or other purchase conditions as set by your financial intermediary. You should consult its program literature for further information.
--------------------------------------------------------------------------------


The fund must receive your purchase order in proper form (meaning that it is complete and contains all necessary information; for example, number of shares or dollar amount to be invested and name of the fund) before the close of regular trading on the Exchange, normally 4:00 p.m., Eastern time, to receive that day's price. Orders received after the close of the Exchange will be processed at the fund's net asset value as of the close of the Exchange on the next day the Exchange is open. Orders received by certain retirement plans and other financial intermediaries before the close of regular trading on the Exchange and communicated to the fund on the following business day, will be processed at the net asset value determined on the day the order was received by the financial intermediary. Certain financial intermediaries may have agreements to purchase shares of the fund with payment generally to follow the next business day, but no later than three business days after the order is placed. If payment is not received by that time, your order is subject to cancellation and you and the financial intermediary could be held liable for resulting fees or losses. If you invest in the fund through a financial intermediary, it is your financial intermediary's responsibility to transmit your order to the fund in a timely manner.

Any shares purchased or received as a distribution will be credited directly to the investor's account.

The fund may be available for purchase by retirement plans, including 401(k) plans, 457 plans and 403(b) plans. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect the fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan's specific provisions.

For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that the plan administrator may aggregate purchase and redemption orders of participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the fund for execution.

The fund may not be available for sale in certain states. Prospective investors should inquire as to whether the fund is available for sale in their state of residence.

Account Registration Changes:

Changes in registration or account privileges for accounts held directly with the fund must be made in writing. Signature guarantees are required. (See "ACCOUNT POLICIES - Signature Guarantee" below.) All correspondence must include the account number and must be sent to:

         Legg Mason Investor Services - Institutional
         c/o Boston Financial Data Services
         P.O. Box 8037
         Boston, Massachusetts 02206-8037

         [GRAPHIC] HOW TO REDEEM YOUR SHARES


                           PRIMARY CLASS SHAREHOLDERS

You can redeem your shares through any of the following methods.

--------------------------------------------------------------------------------
                         Through Your Financial Adviser
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Your Financial Adviser can redeem shares of the fund on your behalf.
Redemptions made through your Financial Adviser may be subject to transaction fees or other conditions as set by your Financial Adviser. You should consult its program literature for further information.
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                 Directly With The Fund

Additional documentation may be required from corporations, executors, partnerships, administrators, trustees or custodians.
Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file). Wire transfers may be subject to a service charge by your bank. For wire transfers, be sure that the fund has your bank account information on file.

Redemption requests for shares valued at $10,000 or more or when the proceeds are to be paid to someone other than the accountholder(s) may require a signature guarantee. (See "ACCOUNT POLICIES - Signature Guarantee.")
------------------------------------------------------------------------------------------------------------------------------------
----------------------------- ------------------------------------------------------------------------------------------------------
Telephone                     Call the fund at 1-800-822-5544 to request a redemption. Please have the following information ready when you call: the name of the fund, dollar amount (or number of shares) to be redeemed and your shareholder account number.
----------------------------- ------------------------------------------------------------------------------------------------------
----------------------------- ------------------------------------------------------------------------------------------------------
Internet or TeleFund          Redeem shares through the Internet at www.leggmasonfunds.com or through TeleFund at 1-877-6-LMFUNDS
                              (1-877-656-3863).
----------------------------- ------------------------------------------------------------------------------------------------------
----------------------------- ------------------------------------------------------------------------------------------------------
Mail                          Send a letter to the fund requesting redemption of your shares to:

                                  Legg Mason Funds
                                  c/o Boston Financial Data Services
                                  P.O. Box 55214
                                  Boston, MA 02205-8504

                              The letter should be signed by each owner of the account exactly as the account is registered.
----------------------------- ------------------------------------------------------------------------------------------------------

The fund must receive your redemption order in proper form (meaning that it is complete and contains all necessary information; for example, number of shares or dollar amount to be redeemed and name of the fund) before the close of regular trading on the Exchange, normally 4:00 p.m., Eastern time, to receive that day's price. However, orders received by your Financial Adviser by the close of regular trading on the Exchange and communicated to the fund on the following business day, will be effected at the net asset value determined on the day the order was received by the Financial Adviser. It is your Financial Adviser's responsibility to transmit your order to the fund in a timely manner.




                        INSTITUTIONAL CLASS SHAREHOLDERS

You can redeem your shares through any of the following methods.

------------------------------------------------------------------------------------------------------------------------------------
                                                         Directly With The Fund

Redemptions may be initiated by telephone by calling the fund at 1-888-425-6432, but must be confirmed in writing prior to processing.

All requests for redemption should indicate: 1) the number of shares or dollar amount to be redeemed and the investor's shareholder account number; 2) the investor's name and the names of any co-owners of the account, using exactly the same name or names used in establishing the account; 3) proof of authorization to request redemption on behalf of any co-owner of the account (please contact the fund for further details); and 4) the name, address, and account number to which the redemption payment should be sent.

Payment of redemption proceeds normally will be made by wire one business day after receipt of a redemption request in proper form (meaning that it is complete and contains all necessary information; for example, number of shares or dollar amount to be redeemed and name of the fund). Additional documentation may be required from corporations, executors, partnerships, administrators, trustees or custodians.
------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------- -------------------------------------------------------------------------------------------
Mail                                     Send a letter to the fund requesting redemption of your shares to: Legg Mason Investor
                                         Services - Institutional, c/o Boston Financial Data Services, P.O. Box 8037,
                                         Boston, Massachusetts 02206-8037.
---------------------------------------- -------------------------------------------------------------------------------------------
---------------------------------------- -------------------------------------------------------------------------------------------
Fax                                      Fax a request for redemption to the fund at 781-796-3326.
---------------------------------------- -------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       Through Your Financial Intermediary
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Your financial intermediary can redeem shares of the fund on your behalf. Redemptions made through your financial intermediary may be subject to transaction fees or other conditions as set by your financial intermediary. You should consult its program literature for further information.
--------------------------------------------------------------------------------

The fund must receive your redemption order in proper form (meaning that it is complete and contains all necessary information; for example, number of shares or dollar amount to be redeemed and name of the fund) before the close of regular trading on the Exchange, normally 4:00 p.m., Eastern time, to receive that day's price. However, orders received by certain retirement plans and other financial intermediaries by the close of regular trading on the Exchange and communicated to the fund on the following business day, will be effected at the net asset value determined on the day the order was received by the financial intermediary. If you invest in the fund through a financial intermediary, it is your financial intermediary's responsibility to transmit your order to the fund in a timely manner.

Additional Information about Redemptions:


The fund's service providers will follow reasonable procedures to ensure the validity of any telephone, electronic or other redemption request, such as requesting identifying information from users or employing identification numbers. The fund and its service providers will not be responsible for any account losses due to fraudulent telephone, electronic or other orders that they reasonably believe to be genuine.


Payment of redemption proceeds of shares that were recently purchased by check or automatic investment arrangements or acquired through reinvestment of distributions paid on such shares by the fund may be delayed for up to ten days from the purchase date until the check or automatic investment has cleared.

The fund has reserved the right under certain conditions to redeem its shares in-kind by distributing portfolio securities in payment for redemptions. Shareholders who receive a redemption in-kind may incur costs to dispose of the securities they receive and may receive securities that are difficult to sell.

[GRAPHIC]  ACCOUNT POLICIES

Calculation of Net Asset Value:

Net asset value per share of each class of shares is determined daily as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) on every day the Exchange is open. The Exchange is normally closed on all national holidays and Good Friday. To calculate each class of shares' sales price, the fund's assets attributable to that class of shares are valued and totaled, liabilities attributable to that class of shares are subtracted, and the resulting net assets are divided by the number of shares outstanding for that class.


The fund's securities are valued on the basis of market quotations when they are readily available. Where a security is traded on more than one market, which may include foreign markets, the security generally is valued on the market considered by the adviser to be the primary market. When market quotations are not readily available or are considered by the adviser to be unreliable, the fund's securities are valued at fair value as determined under policies approved by the Board of Directors. Fair value methods are necessarily estimates, and the use of fair value prices may cause the net asset value of the fund's shares to differ from the net asset value that would be calculated using other methods of valuation.


The fund's foreign securities are valued as of the close of regular trading on the Exchange using the exchange rate as of 2:00 p.m. Eastern time (the exchange rate is the rate at which the securities are translated from the local currency into U.S. dollars). To the extent that the fund has portfolio securities that are primarily listed on foreign exchanges that trade on days when the fund does not price its shares, the net asset value of the fund may change on days when shareholders will not be able to purchase or redeem the fund's shares.

Signature Guarantee:

When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his or her signature and guaranteed by any of the following entities: U.S. banks, foreign banks having a U.S. correspondent bank, credit unions, savings associations, U.S. registered securities dealers and brokers, municipal securities dealers and brokers, government securities dealers and brokers, national securities exchanges, registered securities associations, and clearing agencies (each an "Eligible Guarantor Institution"). The fund and its agents reserve the right to reject any signature guarantee pursuant to written signature guarantee standards or procedures, which may be revised in the future to permit them to reject signature guarantees from Eligible Guarantor Institutions that do not, based on credit guidelines, satisfy such written standards or procedures. The fund may change the signature guarantee requirements from time to time without prior notice to shareholders.

A signature guarantee may be required for the following situations:

o remitting redemption proceeds to any person, address or bank account not on record.

o making changes to the account registration after the account has been opened.

o transferring shares to an account in another Legg Mason fund with a different account registration.

Other:

Fund shares may not be held in, or transferred to, an account with any firm that does not have an agreement with LMIS or its affiliates.

If your account falls below $500, the fund may ask you to increase your balance. If after 60 days your account is still below $500, the fund may close your account and send you the proceeds. The fund will not require you to redeem accounts that fall below $500 solely as a result of a reduction in the fund's net asset value.

The fund will not accept cash, money orders, traveler's checks, or credit card convenience checks. Third-party checks will not be accepted unless they are from another financial institution made for the purpose of transfer or rollover. The fund will accept non-retirement checks from other fund families and investment companies as long as the registration name on your fund account is the same as that listed on the check.

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

The fund reserves the right to:

o        suspend the offering of shares permanently or for a period of time;

o        change its minimum investment amounts;

o redeem shares if information provided in the application should prove to be incorrect in any manner judged by the fund to be material (i.e., in a manner such as to render the shareholder ineligible to purchase shares of that class); and

o delay sending out redemption proceeds for up to seven days if, in the judgment of the adviser, the fund could be adversely affected by immediate payment. The fund may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the SEC or the Investment Company Act of 1940, as amended.

Frequent Trading of Fund Shares:

Frequent trading in the fund's shares increases the fund's administrative costs associated with processing shareholder transactions. In addition, frequent trading may potentially interfere with the efficient management of the fund's portfolio and increase the fund's costs associated with trading the fund's portfolio securities. Under certain circumstances, frequent trading may also dilute the returns earned on shares held by the fund's other shareholders. The fund therefore discourages frequent purchases and redemptions by shareholders.

The fund reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason. In particular, the Board of Directors has determined that the fund is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the securities markets.

Under the fund's frequent trading policy, the fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever the fund detects a pattern of excessive trading. The policy provides that the fund will use its best efforts to restrict a shareholder's trading privileges in the Legg Mason Funds if that shareholder has engaged in four or more "Round Trips" during any rolling 12-month period. However, the fund has the discretion to determine that restricting a shareholder's trading privileges is not necessary (or that a new limit on Round Trips should be established for the shareholder) if it is determined that the pattern of trading is not abusive or harmful to the fund. In making such a determination, the fund will consider, among other things, the nature of the shareholder's account, the reason for the frequent trading, the amount of trading and the particular fund in which the trading has occurred. Additionally, the fund has the discretion to make inquiries or to take action against any shareholder whose trading appears inconsistent with the frequent trading policy. Examples of the types of actions the fund may take to deter excessive trading in a shareholder account include restricting the shareholder from purchasing additional shares in the fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the fund.

A "Round Trip" is defined as a purchase (including subscriptions and exchanges) into the fund followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of the fund within 30 days of such purchase. Purchases and sales of fund shares pursuant to the Future First(R) Systematic Investment Plan and Systematic Withdrawal Plan are not considered in determining Round Trips.

With respect to accounts where shareholder transactions are processed or records are kept by third-party intermediaries, the fund uses reasonable efforts to monitor such accounts to detect suspicious trading patterns. For any such account that is so identified, the fund will make such further inquiries and take such other actions as shall be considered necessary or appropriate to enforce the fund's frequent trading policy against the shareholder(s) trading through such account and, if necessary, the third-party intermediary (retirement plan administrators, securities broker-dealers, and mutual fund marketplaces) maintaining such account. The fund may accept undertakings from intermediaries to enforce frequent trading policies on behalf of the fund that provide a substantially similar level of protection against excessive trading. Shareholders who own shares of the fund through financial intermediaries should examine any disclosures provided by the intermediaries to determine what restrictions apply to the shareholders.

Although the fund will monitor shareholder transactions for certain patterns of frequent trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated.

[GRAPHIC]  SERVICES FOR INVESTORS

If you hold shares through a Financial Adviser, you may acquire shares of another Legg Mason fund by an exchange only if your Financial Adviser has an agreement with the fund's distributor with respect to the class of shares of the Legg Mason fund that you seek to acquire.

Below is a description of services provided to shareholders who own shares directly with the fund. You should contact your Financial Adviser to determine if it offers similar services to those listed below.

Confirmations and Account Statements:

You will receive a confirmation from the fund after each transaction (except a reinvestment of dividends or capital gain distributions, an investment made through the Future First(R) Systematic Investment Plan and withdrawals made through the Systematic Withdrawal Plan). Primary Class shareholders will receive account statements monthly unless there has been no activity in the account. If there has been no monthly activity, Primary Class shareholders will receive a quarterly statement. Institutional Class shareholders will receive account statements monthly.

Systematic Withdrawal Plan:

Primary Class shareholders who are purchasing or already own shares of the fund with a net asset value of $5,000 or more may elect to make systematic withdrawals from the fund. The minimum amount for each withdrawal is $50. Certain Institutional Class shareholders with an initial net asset value of $1,000,000 or more may also be eligible to make systematic withdrawals from the fund. These shareholders should contact Legg Mason Investor Services - Institutional at 1-888-425-6432 to determine their account's eligibility. Ordinarily, you should not purchase additional shares of the fund when you are a participant in the plan, because there are tax disadvantages associated with such purchases and withdrawals.

Exchange Privilege:


Primary Class: Primary Class shares of the fund may be exchanged for Primary Class shares of any other Legg Mason fund (Legg Mason funds do not include the Legg Mason Partners Funds) and for Class A shares of the Western Asset Money Market Fund. If you choose to exchange your fund shares for shares of the Cash Portfolio, the only exchange option available to you will be to exchange back to Primary Class shares of a Legg Mason fund. You can request an exchange in writing or by telephone.

Institutional Class: Institutional Class shares of the fund may be exchanged for Institutional Class shares of any other Legg Mason fund (Legg Mason funds do not include the Legg Mason Partners Funds), provided the investor meets the eligibility criteria of that class of that fund. You can request an exchange in writing (including by Fax).


Important Information About Exchanges: In each case, the fund into which you are exchanging must be eligible for sale in your state of residence. Be sure to read the current prospectus for the fund into which you are exchanging.

There is currently no fee for exchanges. An exchange of the fund's shares will be treated as a sale of the shares being redeemed, and any gain on the sale will generally be taxable.

The fund reserves the right to terminate or modify the exchange privilege after at least 60 days' prior written notice to shareholders.


Mailing of Shareholder Communications:

If two or more members of your household are Legg Mason fund shareholders, you may elect to have all account communications for those funds combined in one convenient mailing. If you have previously elected to have your account communications combined, but wish to discontinue this service, please contact the fund per the instructions below.

---------------------------------------- -------------------------------------------------------------------------------------------
Primary Class Shareholders               Call 1-800-822-5544 or write to Legg Mason Funds, c/o Boston Financial Data Services,
                                         P.O. Box 55214, Boston, MA 02205-8504.
---------------------------------------- -------------------------------------------------------------------------------------------
---------------------------------------- -------------------------------------------------------------------------------------------
Institutional Class Shareholders         Call 1-888-425-6432 or write to Legg Mason Investor Services - Institutional, c/o Boston
                                         Financial Data Services, P.O. Box 8037, Boston, MA 02206-8037.
---------------------------------------- -------------------------------------------------------------------------------------------

[GRAPHIC]  DISTRIBUTIONS AND TAXES

The fund declares and pays dividends from any net investment income annually.

The fund distributes substantially all of its net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), the excess of net short-term capital gain over net long-term capital loss, and net realized gains from foreign currency transactions, if any, after the end of the taxable year in which the gain is realized. A second distribution of such gain(s) may be necessary in some years to avoid imposition of a federal excise tax.

Fund dividends and other distributions are taxable to investors (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of the fund. Dividends from the fund's investment company taxable income (which includes net investment income, the excess of net short-term capital gain over net long-term capital loss and net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) are taxable as ordinary income, except that the part of the dividends that is "qualified dividend income" (i.e., dividends on stock of most U.S. corporations and certain foreign corporations with respect to which the fund satisfies certain holding period, and other restrictions), if any, is subject to a maximum federal income tax rate of 15% for individual shareholders who satisfy those restrictions with respect to their shares on which the fund dividends are paid. Distributions of the fund's net capital gain are taxable as long-term capital gain (also at a maximum 15% rate for individual shareholders), regardless of how long you have held your fund shares. A tax statement will be sent to you after the end of each year detailing the tax status of your distributions.

The fund's dividend and interest income on, and gains it realizes from disposition of, foreign securities, if any, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions.

The sale or exchange of fund shares may result in a taxable gain or loss, depending on whether the proceeds are more or less than the cost of your shares.

Any capital gain an individual shareholder recognizes on a redemption or exchange through 2010 of his or her fund shares that have been held for more than one year will generally qualify for a 15% maximum federal income tax rate.

As required by law, the fund will withhold 28% of all dividends, capital gain distributions, and redemption proceeds otherwise payable to individuals and certain other non-corporate shareholders who do not provide the fund with a valid taxpayer identification number. The fund is also required to withhold 28% of all dividends and capital gain distributions otherwise payable to those shareholders who are otherwise subject to backup withholding.

Because each investor's tax situation is different, please consult your tax adviser about federal, state, and local tax considerations.

Receiving Your Dividends and Other Distributions:

Contact your Financial Adviser to discuss what options are available to you for receiving your dividends and other distributions.

If you own shares directly with the fund, the following conditions apply:

o your dividends and other distributions will be automatically reinvested in the distributing class of shares of the fund unless you elect to receive dividends and/or other distributions in cash.


o Primary Class shareholders who have a minimum account balance of $10,000 may request that their dividends and/or other distributions be invested in Primary Class shares of another eligible Legg Mason fund or Class A shares of the Western Asset Money Market Fund, provided these funds are available for sale in your state.


o to change your election, you must notify the fund at least ten days before the next distribution is to be paid.

o if the postal or other delivery service is unable to deliver your distribution check, your distribution election will automatically be converted to having all dividends and other distributions reinvested in fund shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

[GRAPHIC]  PORTFOLIO HOLDINGS DISCLOSURE POLICY


A description of the fund's policies and procedures with respect to the disclosure of its portfolio holdings is available in the fund's Statement of Additional Information. The fund's complete portfolio holdings are available at http://www.leggmason.com/funds/ourfunds/portfolioholdings approximately on the next to last business day of the month following each quarter-end, and partial information concerning the fund's portfolio holdings (such as top ten holdings) is available on the Legg Mason Funds' website, in fact sheets and other formats, approximately on the 10th business day of the month following each quarter-end. Such information will remain available until the next quarter's holdings are posted.

[GRAPHIC]  FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the fund's financial performance for the past five fiscal years ending October 31, 2006, in addition to an audited five month period ended March 31, 2007. The fund changed its fiscal year-end to March 31 from October 31. Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and other distributions. This information has been audited by the fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is incorporated by reference into the fund's Statement of Additional Information (see back cover) and is included in the fund's annual report. The fund's annual report is available upon request by calling toll-free 1-800-822-5544 for holders of Primary Class shares or 1-888-425-6432 for holders of Institutional Class shares.

Primary Class:


                                            Period Ended                         Years Ended October 31,
                                            -------------------------------------------------------------------------------
                                              March 31,
                                                2007A             2006         2005        2004        2003       2002
--------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year                 $15.28         $13.11       $11.43      $10.99      $ 8.42     $11.05
                                        ----------------------------------------------------------------------------------

Investment operations:
      Net investment loss                           (.02)   B      (.06)        (.04)       (.09)       (.02)      (.01)B
      Net realized and unrealized
          gain/(loss)                                 .88           2.23         1.72         .53        2.59     (2.62)
                                        ----------------------------------------------------------------------------------
      Total from investment operations                .86           2.17         1.68         .44        2.57     (2.63)
                                        ----------------------------------------------------------------------------------
Distributions from:
      Net realized gain on investments             (1.08)            ---          ---         ---         ---        ---
                                        ----------------------------------------------------------------------------------
      Total distributions                          (1.08)            ---          ---         ---         ---        ---
                                        ----------------------------------------------------------------------------------
Net asset value, end of year                       $15.06   C     $15.28       $13.11      $11.43      $10.99     $ 8.42
                                        ----------------------------------------------------------------------------------
      Total return                                  5.68%   C     16.55%       14.70%       4.00%      30.52%   (23.80)%
                                        ----------------------------------------------------------------------------------
Ratios to  Average Net Assets: D
      Total expenses                                2.17%   E      2.17%        2.13%       2.08%       2.20%      2.12%B
      Expenses net of waivers, if any               1.95%   E      1.95%        1.95%       1.95%       1.95%      1.95%
      Expenses net of all reductions                1.95%   E      1.95%        1.95%       1.95%       1.95%      1.95%B
      Net investment loss                          (.29)%   E     (.41)%       (.28)%      (.76)%      (.23)%     (.11)%

Supplemental Data:
      Portfolio turnover rate                       14.9%          18.2%        46.7%       42.2%       64.3%      84.3%
      Net assets, end of year
          (in thousands)                          $91,974        $88,135      $76,061     $86,920     $69,732    $56,836
--------------------------------------------------------------------------------------------------------------------------

A     For the period November 1, 2006 to March 31, 2007.
B     Computed using average daily shares outstanding.
C     Not annualized.
D Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.
E     Annualized.

Institutional Class:

                                                  Period Ended
                                                                                        Years Ended October 31,
                                                    March 31,   -------------------------------------------------------------
                                                     2007A          2006        2005       2004        2003        2002
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                   $16.12        $13.68      $11.82     $11.25      $ 8.52      $11.09
                                                -----------------------------------------------------------------------------

Investment operations:
      Net investment income                           .05 B           .28         .06        .02         .02         .08
      Net realized and unrealized gain/(loss)         .93            2.16        1.80        .55        2.71      (2.65)
                                                -----------------------------------------------------------------------------
      Total from investment operations                .98            2.44        1.86        .57        2.73      (2.57)
                                                -----------------------------------------------------------------------------
Distributions from:
      Net realized gain on investments               (1.08)           ---         ---        ---         ---       ---
                                                -----------------------------------------------------------------------------
      Total distributions                            (1.08)           ---         ---        ---         ---       ---
                                                -----------------------------------------------------------------------------

Net asset value, end of year                        $16.02         $16.12      $13.68     $11.82      $11.25      $ 8.52
                                                -----------------------------------------------------------------------------
      Total return                                    6.15% C      17.84%      15.74%      5.07%      32.04%    (23.17)%
                                                -----------------------------------------------------------------------------

Ratios to  Average Net Assets: D
      Total expenses                                 1.41%E         1.09%       1.06%      1.02%       1.18%       1.11%
      Expenses net of waivers, if any                 .95%E          .95%        .95%       .95%        .96%       1.00%
      Expenses net of all reductions                  .95%E          .95%        .95%       .95%        .96%       1.00%
      Net investment income                           .70%E          .65%        .62%       .20%        .56%        .94%

Supplemental Data:
      Portfolio turnover rate                       14.9%           18.2%       46.7%      42.2%       64.3%       84.3%
      Net assets, end of year (in thousands)       $4,283          $3,975     $10,517     $4,705      $1,538        $133
      -----------------------------------------------------------------------------------------------------------------------

A     For the period November 1, 2006 to March 31, 2007.
B     Computed using average daily shares outstanding.
C     Not annualized.
D Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance Credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.
E     Annualized.

                       THIS PAGE INTENTIONALLY LEFT BLANK

LEGG MASON FUNDS PRIVACY POLICY



We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment.


From time to time, we may collect a variety of personal information about you, including:

o information we receive from you on applications and forms, via the telephone, and through our websites;

o information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

o    information we receive from consumer reporting agencies.


We do not disclose your nonpublic personal information, except as permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions. We may also provide this information to companies that perform services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. We will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.



                    [This page is not part of the Prospectus]

Legg Mason Classic Valuation Fund
--------------------------------------------------------------------------------

The following additional information about the fund is available upon request and without charge:

Statement of Additional Information (SAI) - The SAI is filed with the SEC and is hereby incorporated by reference into (is considered part of) this Prospectus. The SAI provides further information and additional details about the fund and its policies. The SAI is available free of charge at the Legg Mason Funds' websites listed below.

Annual and Semi-Annual Reports - Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. These reports are available free of charge at the Legg Mason Funds' websites listed below.

To request the SAI or any reports to shareholders, or to obtain more information:

    Primary Class Shareholders                    Institutional Class Shareholders
         Legg Mason Funds                   Legg Mason Investor Services - Institutional
c/o Boston Financial Data Services               c/o Boston Financial Data Services
          P.O. Box 55214                                  P.O. Box 8037
 Boston, Massachusetts 02205-8504                  Boston, Massachusetts 02206-8037
          1-800-822-5544                                   1-888-425-6432
      www.leggmasonfunds.com                        www.lminstitutionalfunds.com


Information about the fund, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR database on the SEC's Internet site at www.sec.gov. Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.



LMF-169   08/2007                  Investment Company Act File Number: 811-08943
SKU#540057

                       LEGG MASON LIGHT STREET TRUST, INC.

                        Legg Mason Classic Valuation Fund
                  Primary Class and Institutional Class Shares

                       STATEMENT OF ADDITIONAL INFORMATION

                                 August 1, 2007


This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the fund's Prospectus dated August 1, 2007, which has been filed with the U.S. Securities and Exchange Commission ("SEC"). The fund's financial statements, notes thereto and the report of its independent registered public accounting firm are incorporated by reference from the fund's annual report to shareholders into (and are therefore legally part of) this SAI. A copy of the Prospectus or the annual report may be obtained without charge from the fund's distributor, Legg Mason Investor Services, LLC ("LMIS"), by calling 1-800-822-5544 (Primary Class shares) or 1-888-425-6432 (Institutional Class shares).






                        Legg Mason Investor Services, LLC


                                100 Light Street
                                  P.O. Box 1476
                         Baltimore, Maryland 21203-1476
                          (410) 539-0000 (800) 822-5544

                                TABLE OF CONTENTS

                                                                          Page

DESCRIPTION OF THE FUND....................................................1
FUND POLICIES..............................................................1
INVESTMENT STRATEGIES AND RISKS............................................3
ADDITIONAL TAX INFORMATION.................................................16
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.............................19
VALUATION OF FUND SHARES...................................................22
TAX-DEFERRED QUALIFIED PLANS - PRIMARY CLASS SHARES........................24
MANAGEMENT OF THE FUND.....................................................25
THE FUND'S INVESTMENT ADVISER AND MANAGER..................................31
PORTFOLIO TRANSACTIONS AND BROKERAGE.......................................34
THE FUND'S DISTRIBUTOR.....................................................36
CAPITAL STOCK INFORMATION..................................................38
THE FUND'S CUSTODIAN AND TRANSFER AND DIVIDEND-DISBURSING AGENT............38
THE FUND'S LEGAL COUNSEL...................................................38
THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...................38
FINANCIAL STATEMENTS.......................................................38
RATINGS OF SECURITIES......................................................A-1
PROXY VOTING POLICIES......................................................B-1






No person has been authorized to give any information or to make any representations not contained in the Prospectus or this SAI in connection with the offerings made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the fund or its distributor. The Prospectus and this SAI do not constitute offerings by the fund or by the distributor in any jurisdiction in which such offerings may not lawfully be made.

                             DESCRIPTION OF THE FUND

         Legg Mason Light Street Trust, Inc. ("Light Street Trust" or "Corporation") is a diversified open-end management investment company established as a Maryland corporation on August 5, 1998. Legg Mason Classic Valuation Fund ("Classic Valuation Fund" or "the fund") is a series of Light Street Trust.

                                  FUND POLICIES

         The following information supplements the information concerning the fund's investment objective, policies and limitations found in the Prospectus.

         The fund's investment objective is to seek long-term growth of capital. This investment objective is non-fundamental and may be changed by the Corporation's Board of Directors ("Board of Directors") without shareholder approval upon 60 days' prior written notice to shareholders.

         The fund has adopted the following fundamental investment limitations that cannot be changed except by a vote of its shareholders.

1. Borrowing: The fund may not borrow money, except (1) in an amount not exceeding 33 1/3 % of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or (2) by entering into reverse repurchase agreements or dollar rolls;

2. Underwriting: The fund may not engage in the business of underwriting the securities of other issuers, except as permitted by the Investment Company Act of 1940, as amended ("1940 Act"), and the rules and regulations promulgated thereunder, as such statute, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC or SEC staff or to the extent that the fund may be permitted to do so by exemptive order or other relief from the SEC or SEC staff (collectively, "1940 Act Laws, Interpretations and Exemptions"). This restriction does not prevent the fund from engaging in transactions involving the acquisition, disposition or resale of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the Securities Act of 1933, as amended (the "1933 Act");

3. Loans: The fund may not lend money or other assets, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the fund from purchasing debt obligations in pursuit of its investment program, or for defensive or cash management purposes, entering into repurchase agreements, loaning its portfolio securities to financial intermediaries, institutions or institutional investors, or investing in loans, including assignments and participation interests;

4. Senior Securities: The fund may not issue senior securities, except as permitted under the 1940 Act Laws, Interpretations and Exemptions;

5. Real Estate: The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from investing in issuers that invest, deal, or otherwise engage in transactions in or hold real estate or interests therein, investing in instruments that are secured by real estate or interests therein, or exercising rights under agreements relating to such securities, including the right to enforce security interests;

6. Commodities: The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from engaging in transactions involving foreign currency, futures contracts and options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other similar financial instruments, or investing in securities or other instruments that are secured by physical commodities;

7. Concentration: The fund may not make any investment if, as a result, the fund's investments will be concentrated (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) in any one industry. This restriction does not limit the fund's investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto, or securities of municipal issuers.

         Although not a part of the fund's fundamental investment limitation on concentration, it is the current position of the SEC staff that a fund's investments are concentrated in an industry when 25% or more of the fund's net assets are invested in issuers whose principal business is in that industry.

         The foregoing fundamental investment limitations may be changed only by "the vote of a majority of the outstanding voting securities" of the fund, a term defined in the 1940 Act to mean the vote (a) of 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present, or (b) of more than 50% of the outstanding voting securities of the fund, whichever is less.

         The fund is diversified under the 1940 Act. Although not a part of the fund's fundamental investment restrictions, the 1940 Act currently states that a fund is diversified if it invests at least 75% of the value of its total assets in cash and cash items (including receivables), U.S. Government securities, securities of other investment companies and other securities limited in respect of any one issuer to (1) no more than 5% of the value of the fund's total assets and (2) no more than 10% of the outstanding voting securities of such issuer. The fund may only change to non-diversified status with the affirmative vote of the fund's shareholders.

         Unless otherwise stated, the fund's investment policies and limitations are non-fundamental and may be changed by the Board of Directors without shareholder approval. The following are some of the non-fundamental investment limitations that the fund currently observes:

1. Borrowing: The fund will not borrow for investment purposes an amount in excess of 5% of its total assets.

2. Illiquid Securities: The fund may invest up to 15% of its net assets in illiquid securities.

3. Short Sales: The fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that
         (i) this policy does not prevent the fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments, (ii) the fund may obtain such short-term credits as are necessary for the clearance of transactions, and (iii) the fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.


         Except as otherwise stated, if a fundamental or non-fundamental percentage limitation set forth in the Prospectus or this SAI is complied with at the time an investment is made, a later increase or decrease in percentage resulting from a change in the relevant parameters will not be considered to be outside the limitation. The fund will monitor the level of borrowing and illiquid securities in its portfolio and will make necessary adjustments to maintain the required asset coverage and adequate liquidity.

                         INVESTMENT STRATEGIES AND RISKS

         The fund may use any of the following instruments or techniques, among others:

Foreign Securities

         Investment in foreign securities presents certain risks, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or other regulatory practices and requirements comparable to those applicable to domestic issuers. These risks are intensified when investing in countries with developing economies and securities markets, also known as "emerging markets." Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers and transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation, withholding taxes and limitations on the use or removal of funds or other assets.

         The costs associated with investment in foreign issuers, including withholding taxes, brokerage commissions and custodial fees, may be higher than those associated with investment in domestic issuers. In addition, foreign securities transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of the fund are uninvested and no return can be earned thereon. The inability of the fund to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result in losses to the fund due to subsequent declines in value of the portfolio security or, if the fund has entered into a contract to sell the security, could result in liability to the purchaser.

         Since the fund may invest in securities denominated in currencies other than the U.S. dollar and since the fund may hold foreign currencies, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. Changes in the currency exchange rates may influence the value of the fund's shares, and also may affect the value of dividends and interest earned by the fund and gains and losses realized by the fund. Exchange rates are determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments, other economic and financial conditions, government intervention, speculation and other factors.

         In addition to purchasing foreign securities, the fund may invest in American Depositary Receipts ("ADRs"). Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the domestic market. Usually issued by a U.S. bank or trust company, ADRs are receipts that demonstrate ownership of underlying foreign securities. For purposes of the fund's investment policies and limitations, ADRs are considered to have the same classification as the securities underlying them. ADRs may be sponsored or unsponsored; issuers of securities underlying unsponsored ADRs are not contractually obligated to disclose material information in the United States. Accordingly, there may be less information available about such issuers than there is with respect to domestic companies and issuers of securities underlying sponsored ADRs. The fund may also invest in Global Depositary Receipts ("GDRs"), which are receipts that are often denominated in U.S. dollars and are issued by either a U.S. or non-U.S. bank evidencing ownership of underlying foreign securities. Even where they are denominated in U.S. dollars, depositary receipts are subject to currency risk if the underlying security is denominated in a foreign currency.

         Although not a fundamental policy subject to shareholder vote, the adviser currently anticipates that the fund will invest no more than 15% of its total assets in foreign securities, either directly or through ADRs or GDRs.

Illiquid Investments and Restricted Securities

         The fund may invest up to 15% of its net assets in illiquid investments. For this purpose, "illiquid investments" are those that cannot be sold or otherwise disposed of within seven days for approximately the price at which the fund values the security. Illiquid investments include repurchase agreements with terms of greater than seven days, mortgage-related securities for which there is no established market, and restricted securities other than those the adviser to the fund has determined are liquid pursuant to guidelines established by the Board of Directors and securities involved in swap, cap, floor and collar transactions, and over-the-counter ("OTC") options and their underlying collateral. Due to the absence of an active trading market, the fund may have difficulty valuing or disposing of illiquid investments promptly. Judgment plays a greater role in valuing illiquid investments than those for which a more active market exists.

         Restricted securities may be sold only in privately negotiated transactions, pursuant to a registration statement filed under the 1933 Act or pursuant to an exemption from registration, such as Rule 144 or Rule 144A under the 1933 Act. The fund may be required to pay part or all of the costs of such registration, and a considerable period may elapse between the time a decision is made to sell a restricted security and the time the registration statement becomes effective.

         SEC regulations permit the sale of certain restricted securities to qualified institutional buyers. The adviser to the fund, acting pursuant to guidelines established by the Board of Directors, may determine that certain restricted securities qualified for trading on this market are liquid. If qualified institutional investors become uninterested in this market for a time, restricted securities in the fund's portfolio may adversely affect the fund's liquidity.

Senior Securities

         The 1940 Act prohibits the issuance of senior securities by a registered open-end fund with one exception. The fund may borrow from banks, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings of the fund. The fund's non-bank borrowings for temporary purposes only, in an amount not exceeding 5% of the value of the total assets of the fund at the time the borrowing is made, are not deemed to be an issuance of a senior security.


         There are various investment techniques that may give rise to an obligation of the fund to make a future payment about which the SEC has stated it would not raise senior security concerns, provided the fund complies with SEC guidance regarding cover for these investment techniques. Such investment techniques include, among other things, when-issued securities, futures and forward contracts, short options positions, and repurchase agreements.


Debt Securities

         The prices of debt securities fluctuate in response to perceptions of the issuer's creditworthiness and also tend to vary inversely with market interest rates. The value of such securities is likely to decline in times of rising interest rates. Conversely, when rates fall, the value of these investments is likely to rise. The longer the time to maturity, the greater are such variations.

         Generally, debt securities rated below BBB by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), or below Baa by Moody's Investors Service, Inc. ("Moody's"), and unrated securities of comparable quality, offer a higher current yield than that provided by higher grade issues, but also involve higher risks. Debt securities rated C by Moody's and S&P are bonds on which no interest is being paid and that can be regarded as having extremely poor prospects of ever attaining any real investment standing. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such issuers to make principal and interest payments than is the case for issuers of higher grade debt securities. However, debt securities, regardless of their ratings, generally have a higher priority in the issuer's capital structure than do equity securities. The ratings of S&P and Moody's represent the opinions of those agencies. Such ratings are relative and subjective, and are not absolute standards of quality. Unrated debt securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers.

A description of the ratings assigned to corporate debt obligations by Moody's and S&P is included in Appendix A.

         Lower-rated debt securities are especially affected by adverse changes in the industries in which the issuers are engaged and by changes in the financial condition of the issuers. Highly leveraged issuers may also experience financial stress during periods of rising interest rates. Lower-rated debt securities are commonly referred to as "junk bonds."

         The market for lower-rated debt securities has expanded rapidly in recent years. This growth paralleled a long economic expansion. At certain times in the past, the prices of many lower-rated debt securities declined and the ratings of many initially higher-rated debt securities fell, indicating concerns that issuers of such securities might experience or were experiencing financial difficulties. At those times, the yields on lower-rated debt securities rose dramatically, reflecting the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines will not recur.

         The market for lower-rated debt securities may be thinner and less active than that for higher quality debt securities, which may limit the fund's ability to sell such securities at fair value. Judgment plays a greater role in pricing such securities than is the case for securities having more active markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated debt securities, especially in a thinly-traded market.

         In addition to ratings assigned to individual bond issues, the adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds and other debt securities in which the fund invests are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial conditions of the issuer, the size of the offering, the maturity of the obligation and its rating. There may be a wide variation in the quality of bonds, both within a particular classification and between classifications. A bond issuer's obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of bond issuers to meet their obligations for the payment of principal and interest. Regardless of rating levels, all debt securities considered for purchase (whether rated or unrated) are analyzed by the fund's adviser to determine, to the extent possible, that the planned investment is sound.

         If an investment grade security purchased by the fund is subsequently given a rating below investment grade, the adviser will consider that fact in determining whether to retain that security in the fund's portfolio, but is not required to dispose of it. If one rating agency has rated a security A or better and another agency has rated it below A, the fund's adviser may rely on the higher rating in determining to purchase or retain the security. Bonds rated A may be given a "+" or "-" by a rating agency. Bonds denominated A, A+ or A- are considered to be included in the rating A.

Corporate Debt Securities (The fund does not currently intend to invest in corporate debt securities.)

         Corporate debt securities are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper, which consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

         Corporate debt securities may pay fixed or variable rates of interest, or interest at a rate contingent upon some other factor, such as the price of some commodity. These securities may be convertible into preferred or common stock, or may be bought as part of a unit containing common stock. In selecting corporate debt securities for the fund, the adviser reviews and monitors the creditworthiness of each issuer and issue. The adviser also analyzes interest rate trends and specific developments that it believes may affect individual issuers.

Preferred Stock (The fund does not currently intend to invest in preferred stock.)

         The fund may purchase preferred stock as a substitute for debt securities of the same issuer when, in the opinion of the adviser, the preferred stock is more attractively priced in light of the risks involved. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer's assets, but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities. Under normal circumstances, preferred stock does not carry voting rights.

Convertible Securities (The fund does not currently intend to invest in convertible securities.)

         A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield of nonconvertible debt. Convertible securities are usually subordinated to comparable-tier nonconvertible securities, but rank senior to common stock in a corporation's capital structure.

         The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted or exchanged into the underlying common stock. The price of a convertible security often reflects variations in the price of the underlying common stock in a way that nonconvertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument, which may be less than the ultimate conversion or exchange value.

         Many convertible securities are rated below investment grade or, if unrated, are considered of comparable quality by the adviser.

When-Issued Securities (The fund does not currently intend to invest in when-issued securities.)

         The fund may enter into commitments to purchase securities on a when-issued basis. Such securities are often the most efficiently priced and have the best liquidity in the bond market. When the fund purchases securities on a when-issued basis, it assumes the risks of ownership at the time of purchase, not at the time of receipt. However, the fund does not have to pay for the obligations until they are delivered to it, and no interest accrues to the fund until they are delivered. This is normally seven to 15 days later, but could be longer. Use of this practice would have a leveraging effect on the fund.

         When the fund commits to purchase a when-issued security, it will segregate cash or appropriate liquid securities in an amount at least equal in value to the fund's commitments to purchase when-issued securities.

         The fund may sell the securities underlying a when-issued purchase, which may result in capital gains or losses.

Covered Call Options (The fund does not currently intend to write covered call options.)

         The fund may write covered call options on securities in which it is authorized to invest. Because it can be expected that a call option will be exercised if the market value of the underlying security increases to a level greater than the exercise price, the fund might write covered call options on securities generally when the adviser believes that the premium received by the fund will exceed the extent to which the market price of the underlying security will exceed the exercise price. The strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, in the event that the market price of the underlying security held by the fund declines, the amount of such decline will be offset wholly or in part by the amount of the premium received by the fund. If, however, there is an increase in the market price of the underlying security and the option is exercised, the fund would be obligated to sell the security at less than its market value. The fund would give up the ability to sell the portfolio securities used to cover the call option while the call option was outstanding. In addition, the fund could lose the ability to participate in an increase in the value of such securities above the exercise price of the call option because such an increase would likely be offset by an increase in the cost of closing out the call option.

         If the fund desires to close out its obligation under a call option it has sold, it will have to purchase an offsetting option. The value of an option position will reflect, among other things, the current market price of the underlying security, futures contract or currency, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, and general market conditions. Accordingly, when the price of the security rises toward the strike price of the option, the cost of offsetting the option will negate to some extent the benefit to the fund of the price increase of the underlying security. For this reason, the successful use of options as an income strategy depends upon the adviser's ability to forecast the direction of price fluctuations in the underlying market or market sector.

         The fund may write exchange-traded options. The ability to establish and close out positions on the exchange is subject to the maintenance of a liquid secondary market. Although the fund intends to write only those exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. With respect to options written by the fund, the inability to enter into a closing transaction may result in material losses to the fund. For example, because the fund must maintain a covered position with respect to any call option it writes on a security, the fund may not sell the underlying security during the period it is obligated under such option. This requirement may impair the fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.


         The fund will not enter into an options position that exposes it to an obligation to another party unless it owns an offsetting ("covering") position in securities or other options. The fund will comply with guidelines established by the SEC with respect to coverage by mutual funds, and, if the guidelines so require, will set aside cash and/or appropriate liquid securities in the amount prescribed, as marked-to-market daily, in a segregated account with its custodian or designate on the fund's books such cash and/or liquid securities as segregated for this purpose. Securities positions used for cover and securities held in a segregated account or segregated on the fund's books cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of the fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.


Stripped Securities (The fund does not currently intend to invest in stripped securities.)

         Stripped securities are created by separating bonds into their principal and interest components (commonly referred to as "IOs" and "POs") and selling each piece separately. Stripped securities are more volatile than other fixed-income securities in their response to changes in market interest rates. The value of some stripped securities moves in the same direction as interest rates, further increasing their volatility.

Zero Coupon Bonds (The fund does not currently intend to invest in zero coupon bonds.)

         Zero coupon bonds do not provide for cash interest payments but instead are issued at a significant discount from face value. Each year, a holder of such bonds must accrue a portion of the discount as income. Because the fund is required to distribute substantially all of its income each year, including income accrued on zero coupon bonds, the fund may have to sell other holdings to raise cash necessary to make the distribution. Because issuers of zero coupon bonds do not make periodic interest payments, the prices of those bonds can be very volatile when market interest rates change.

Securities of Other Investment Companies (The fund does not currently intend to invest in securities of other investment companies.)

         The fund may invest in the securities of other investment companies, including open-end mutual funds, closed-end funds, unit investment trusts, private investment companies and offshore investment companies. An investment in an investment company involves risks similar to those of investing directly in the investment company's portfolio securities, including the risk that the value of the portfolio securities may fluctuate in accordance with changes in the financial condition of their issuers, the value of stocks and other securities generally, and other market factors.

         In addition, investing in the securities of other investment companies involves certain other risks, costs, and expenses for the fund. If the fund invests in another investment company, the fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company, which are in addition to the advisory fees and other operational expenses incurred by the fund. In addition, the fund could incur a sales charge in connection with purchasing an investment company security or a redemption fee upon the redemption of such security. An investment in the shares of a closed-end investment company may also involve the payment of a substantial premium over, while sales of such shares may be made at a substantial discount from, the net asset value of the issuers' portfolio securities.

         The fund may also invest in the securities of private investment companies, including "hedge funds." As with investments in other investment companies, if the fund invests in a private investment company, the fund will be charged its proportionate share of the advisory fees including incentive compensation and other operating expenses of such company. These fees, which can be substantial, would be in addition to the advisory fees and other operating expenses incurred by the fund. In addition, private investment companies are not registered with the SEC and may not be registered with any other regulatory authority. Accordingly, they are not subject to certain regulatory requirements and oversight to which registered issuers are subject. There may be very little public information available about their investments and performance. Moreover, because sales of shares of private investment companies are generally restricted to certain qualified purchasers, such shares may be illiquid and it could be difficult for the fund to sell its shares at an advantageous price and time. Finally, because shares of private investment companies are not publicly traded, a fair value for the fund's investment in these companies typically will have to be determined under policies approved by the Board of Directors.


         The 1940 Act provides that the fund may not purchase or otherwise acquire the securities of other registered investment companies (as defined in the 1940 Act) if, as a result of such purchase or acquisition, it would own: (i) more than 3% of the total outstanding voting stock of the acquired investment company; (ii) securities issued by any one investment company having a value in excess of 5% of the fund's total assets; or (iii) securities issued by all investment companies having an aggregate value in excess of 10% of the fund's total assets. Certain exceptions may be available from these limits such as when the fund invests in an exchange-traded fund or a money market fund.


         The fund will invest in the securities of other investment companies, including private investment companies, when, in the adviser's judgment, the potential benefits of the investment justify the expense and risk of investing in such investment companies.

Securities of Exchange-Traded Funds

         The fund may invest in the securities of exchange-traded funds ("ETFs"). ETFs are ownership interests in unit investment trusts, depositary receipts, and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (the "Underlying Assets"). The Underlying Assets are typically selected to correspond to the securities that comprise a particular broad based sector or international index, or to provide exposure to a particular industry sector or asset class. An investment in an ETF involves risks similar to investing directly in the Underlying Assets, including the risk that the value of the Underlying Assets may fluctuate in accordance with changes in the financial condition of their issuers, the value of securities and other financial instruments generally, and other market factors.

         The performance of an ETF will be reduced by transaction and other expenses, including fees paid by the ETF to service providers. Investors in ETFs are eligible to receive their portion of income, if any, accumulated on the securities held in the portfolio, less fees and expenses of the ETF.


         If an ETF is a registered investment company (as defined in the 1940
Act), the limitations applicable to the fund's ability to purchase securities issued by other investment companies will apply.


Futures and Options (The fund does not currently intend to invest in futures and options.)

         The fund can invest in futures and options transactions, including puts and calls. Because such investments "derive" their value from the value of the underlying security, index or interest rate on which they are based, they are sometimes referred to as "derivative" securities. Such investments involve risks that are different from those presented by investing directly in the securities themselves. While utilization of options, futures contracts and similar instruments may be advantageous to the fund, if the adviser is not successful in employing such instruments in managing the fund's investments, the fund's performance will be worse than if the fund did not make such investments.

         The fund may engage in futures strategies to attempt to reduce the overall investment risk that would normally be expected to be associated with ownership of the securities in which it invests. For example, the fund may sell a stock index futures contract in anticipation of a general market or market sector decline that could adversely affect the market value of the fund's portfolio. To the extent that the fund's portfolio correlates with a given stock index, the sale of futures contracts on that index would reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. The fund may sell an interest rate futures contract to offset price changes of debt securities it already owns. This strategy is intended to minimize any price changes in the debt securities the fund owns (whether increases or decreases) caused by interest rate changes, because the value of the futures contract would be expected to move in the opposite direction from the value of the securities owned by the fund.

         The fund may purchase call options on interest rate futures contracts to hedge against a market advance in debt securities that the fund plans to acquire at a future date. The purchase of such options is analogous to the purchase of call options on an individual debt security that can be used as a temporary substitute for a position in the security itself. The fund may purchase put options on stock index futures contracts. This is analogous to the purchase of protective put options on individual stocks where a level of protection is sought below which no additional economic loss would be incurred by the fund. The fund may purchase and write options in combination with each other to adjust the risk and return of the overall position. For example, the fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract.

         The fund may purchase put options to hedge sales of securities, in a manner similar to selling futures contracts. If stock prices fall, the value of the put option would be expected to rise and offset all or a portion of the fund's resulting losses in its stock holdings. However, option premiums tend to decrease over time as the expiration date nears. Therefore, because of the costs of the option (in the form of premium and transaction costs), the fund would expect to suffer a loss in the put option if prices do not decline sufficiently to offset the deterioration in the value of the option premium.

         The fund may write put options as an alternative to purchasing actual securities. If stock prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If stock prices remain the same over time, it is likely that the fund would also profit, because it should be able to close out the option at a lower price. If stock prices fall, the fund would expect to suffer a loss.

         By purchasing a call option, the fund would attempt to participate in potential price increases of the underlying stock, with results similar to those obtainable from purchasing a futures contract, but with risk limited to the cost of the option if stock prices fell. At the same time, the fund can expect to suffer a loss if stock prices do not rise sufficiently to offset the cost of the option.

         The characteristics of writing call options are similar to those of writing put options, as described above, except that writing covered call options generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. At the same time, when writing call options the fund would give up some ability to participate in security price increases.


         The purchase and sale of options and futures contracts involve risks different from those involved with direct investments in securities, and also require different skills from the adviser in managing the fund's portfolio. While utilization of options, futures contracts and similar instruments may be advantageous to the fund, if the adviser is not successful in employing such instruments or in predicting interest rate changes, the fund's performance will be worse than if the fund did not make such investments. It is possible that there will be imperfect correlation, or even no correlation, between price movements of the investments being hedged and the options or futures used. It is also possible that the fund may be unable to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or that the fund may need to sell a portfolio security at a disadvantageous time, due to the need for the fund to maintain "cover" or to segregate securities in connection with hedging transactions and that the fund may be unable to close out or liquidate its hedge position. In addition, the fund will pay commissions and other costs in connection with such investments, which may increase the fund's expenses and reduce its yield. The fund's current policy is to limit options and futures transactions to those described above. The fund may purchase and write both OTC and exchange-traded options. (See "Over-The-Counter and Exchange-Traded Options" on page 11.)


Futures Contracts

         The fund may from time to time purchase or sell futures contracts. In the purchase of a futures contract, the purchaser agrees to buy a specified underlying instrument at a specified future date. In the sale of a futures contract, the seller agrees to sell the underlying instrument at a specified future date. The price at which the purchase or sale will take place is fixed at the time the contract is entered into. Some currently available contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities such as the Standard & Poor's 500 Index. Futures contracts can be held until their delivery dates, or can be closed out before then, if a liquid secondary market is available. A futures contract is closed out by entering into an opposite position in an identical futures contract (for example, by purchasing a contract on the same instrument and with the same delivery date as a contract the party had sold) at the current price as determined on the futures exchange.

         As the purchaser or seller of a futures contract, the fund would not be required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, the fund would be required to deposit with its custodian, in the name of the futures broker (known as a futures commission merchant, or "FCM"), a percentage of the contract's value. This amount, which is known as initial margin, generally equals 10% or less of the value of the futures contract. Unlike margin in securities transactions, initial margin on futures contracts does not involve borrowing to finance the futures transactions. Rather, initial margin is in the nature of a good faith deposit or performance bond, and would be returned to the fund when the futures position is terminated, after all contractual obligations have been satisfied. Initial margin may be maintained either in cash or appropriate liquid securities.

         The value of a futures contract tends to increase and decrease with the value of the underlying instrument. The purchase of a futures contract will tend to increase exposure to positive and negative price fluctuations in the underlying instrument in the same manner as if the underlying instrument had been purchased directly. By contrast, the sale of a futures contract will tend to offset both positive and negative market price changes.

         As the contract's value fluctuates, payments known as variation margin or maintenance margin are made to or received from the FCM. If the contract's value moves against the fund (i.e., the fund's futures position declines in value), the fund may be required to make payments to the FCM, and, conversely, the fund may be entitled to receive payments from the FCM if the value of the fund's futures position increases. This process is known as "marking-to-market" and takes place on a daily basis. Variation margin does not involve borrowing to finance the futures transactions, but rather represents a daily settlement of the fund's obligations to or from a clearing organization.

Options on Securities, Indexed Securities and Futures Contracts

         PURCHASING PUT OR CALL OPTIONS. By purchasing a put (or call) option, the fund obtains the right (but not the obligation) to sell (or buy) the underlying instrument at a fixed strike price. The option's underlying instrument may be a specific security, an indexed security or a futures contract. The option may give the fund the right to sell (or buy) only on the option's expiration date, or may be exercisable at any time up to and including that date. In return for this right, the fund pays the current market price for the option (known as the option premium).

         The fund may terminate its position in an option it has purchased by allowing the option to expire, by closing it out in the secondary market at its current price (if a liquid secondary market exists), or by exercising it. If the option is allowed to expire, the fund will lose the entire premium paid.

         WRITING PUT OR CALL OPTIONS. By writing a put (or call) option, the fund takes the opposite side of the transaction from the option's purchaser (or seller). In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument (or to sell or deliver the option's underlying instrument) if the other party to the option chooses to exercise it. When writing an option on a futures contract, the fund will be required to make margin payments to an FCM as described above for futures contracts.

         Before exercise, the fund may seek to terminate its position in an option it has written by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

Over-The-Counter and Exchange-Traded Options

         The fund may purchase and write both OTC and exchange-traded options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction. Currently, options on debt securities are primarily traded on the OTC market. Exchange markets for options on debt securities exist, but the ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market.

         As noted above, the fund may invest up to 15% of its net assets in illiquid securities. The term "illiquid securities" includes purchased OTC options. Assets used as cover for OTC options written by the fund also will be deemed illiquid securities, unless the OTC options are sold to qualified dealers who agree that the fund may repurchase any OTC options it writes for a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Cover for Options and Futures Strategies


         The fund will not use leverage in its hedging strategies involving options and futures contracts. The fund will hold securities, options or futures positions whose values are expected to offset ("cover") its obligations under the transactions. The fund will not enter into hedging strategies involving options and futures contracts that expose the fund to an obligation to another party unless it owns either (i) an offsetting ("covered") position in securities, options or futures contracts or (ii) has cash, receivables and liquid debt securities with a value sufficient at all times to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of these strategies by mutual funds and, if the guidelines so require, will set aside cash and/or appropriate liquid securities in the amount prescribed, marked to market daily, in a segregated account with its custodian or designate on the fund's books such cash and/or liquid securities as segregated for this purpose. Securities, options or futures contracts used for cover and securities held in a segregated account or segregated on the fund's books cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of the fund's assets could impede the portfolio management or the fund's ability to meet redemption requests or other current obligations.


Risks of Futures and Related Options Trading

         Successful use of futures contracts and related options depends upon the ability of the adviser to assess movements in the direction of overall securities and interest rates, which requires different skills and techniques than assessing the value of individual securities. Moreover, futures contracts relate not to the current price level of the underlying instrument, but to the anticipated price level at some point in the future; trading of stock index futures may not reflect the trading of the securities that are used to formulate the index or even actual fluctuations in the index itself. There is, in addition, the risk that movements in the price of the futures contract will not correlate with the movements in the prices of the securities being hedged. Price distortions in the marketplace, such as resulting from increased participation by speculators in the futures market, may also impair the correlation between movements in the prices of futures contracts and movements in the prices of the hedged securities. If the price of the futures contract moves less than the price of securities that are the subject of the hedge, the hedge will not be fully effective; but if the price of the securities being hedged has moved in an unfavorable direction, the fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage may be partially offset by losses on the futures position.

         Options have a limited life and thus can be disposed of only within a specific time period. Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Although the fund intends to purchase and sell futures only on exchanges or boards of trade where there appears to be a liquid secondary market, there is no assurance that such a market will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the fund would continue to be required to make variation margin payments.

         Purchasers of options on futures contracts pay a premium in cash at the time of purchase which, in the event of adverse price movements, could be lost. Sellers of options on futures contracts must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, the fund's activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         The exchanges may impose limits on the amount by which the price of a futures contract or related option is permitted to change in a single day. If the price of a contract moves to the limit for several consecutive days, the fund may be unable during that time to close its position in that contract and may have to continue making payments of variation margin. The fund may also be unable to dispose of securities or other instruments being used as "cover" during such a period.

Risks of Options Trading

         The success of the fund's option strategies depends on many factors, the most significant of which is the adviser's ability to assess movements in the overall securities and interest rate markets.

         The exercise price of the options may be below, equal to or above the current market value of the underlying securities or indices. Purchased options that expire unexercised have no value. Unless an option purchased by the fund is exercised or unless a closing transaction is effected with respect to that position, the fund will realize a loss in the amount of the premium paid and any transaction costs.

         A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Although the fund intends to purchase or write only those exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. Closing transactions with respect to OTC options may be effected only by negotiating directly with the other party to the option contract. Although the fund will enter into OTC options with dealers capable of entering into closing transactions with the fund, there can be no assurance that the fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the counterparty, the fund may be unable to liquidate or exercise an OTC option, and could suffer a loss of its premium. Also, the counterparty, although solvent, may refuse to enter into closing transactions with respect to certain options, with the result that the fund would have to exercise those options which it has purchased in order to realize any profit. With respect to options written by the fund, the inability to enter into a closing transaction may result in material losses to the fund. For example, because the fund must maintain a covered position with respect to any call option it writes on a security or index, the fund may not sell the underlying security or currency (or invest any cash, government securities or short-term debt securities used to cover an index option) during the period it is obligated under the option. This requirement may impair the fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

         Options on indices are settled exclusively in cash. If the fund writes a call option on an index, the fund will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the call option itself, and thus will not know the amount of cash payable upon settlement. In addition, a holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change.

         The fund's activities in the options markets may result in higher portfolio turnover rates and additional brokerage costs.

Additional Limitations on Futures and Options

         As a non-fundamental policy, the fund will write a put or call on a security only if (a) the security underlying the put or call is permitted by the investment policies of the fund, and (b) the aggregate value of the securities underlying the calls or obligations underlying the puts determined as of the date the options are sold does not exceed 25% of the fund's net assets.

         Under regulations adopted by the Commodity Futures Trading Commission ("CFTC"), futures contracts and related options may be used by the fund (a) for hedging purposes, without quantitative limits, and (b) for other purposes, to the extent that the amount of margin deposit on all such non-hedging futures contracts owned by the fund, together with the amount of premiums paid by the fund on all such non-hedging options held on futures contracts, does not exceed 5% of the market value of the fund's net assets.

         The foregoing limitations, as well as any set forth in the Prospectus regarding the fund's use of futures and related options transactions, do not apply to options attached to, or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options, such as rights, certain debt securities and indexed securities.


         The fund will not enter into any futures contracts or related options if the sum of the initial margin deposits on futures contracts and related options and premiums paid for related options the fund has purchased would exceed 5% of the fund's total assets. The fund will not purchase futures contracts or related options if, as a result, more than 20% of the fund's total assets would be so invested.


         The above limitations on the fund's investments in futures contracts and options may be changed as regulatory agencies permit. However, the fund will not modify the above limitations to increase its permissible futures and options activities without supplying additional information, as appropriate, in the current Prospectus or SAI.

Forward Currency Contracts

         The fund may use forward currency contracts to protect against uncertainty in the level of future exchange rates. The fund will not speculate with forward currency contracts or foreign currencies.

         The fund may enter into forward currency contracts with respect to specific transactions. For example, when the fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. The fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

         The fund also may use forward currency contracts in connection with portfolio positions to lock-in the U.S. dollar value of those positions or to shift the fund's exposure to foreign currency fluctuations from one country to another. For example, when the adviser believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward currency contract to sell the amount of the former foreign currency approximating the value of some or all of the fund's securities denominated in such foreign currency. This investment practice generally is referred to as "cross-hedging" when another foreign currency is used.

         At or before the maturity date of a forward currency contract requiring the fund to sell a currency, the fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the fund may close out a forward currency contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The fund would realize a gain or loss as a result of entering into such an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.


         The precise matching of the forward currency contract amount and the value of the securities involved will not generally be possible because the future value of such securities in a foreign currency will change as a consequence of market movements in the value of those securities between the date the forward currency contract is entered into and the date it matures. Accordingly, it may be necessary for the fund to purchase additional foreign currency in the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the fund is obligated to deliver under the forward contract and the decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the fund is obligated to deliver under the forward contract. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward currency contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the fund to sustain losses on these contracts and transaction costs. The fund may enter into forward contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the fund to deliver an amount of foreign currency in excess of the value of the fund's portfolio securities or other assets denominated in that currency or (2) the fund maintains cash, U.S. Government securities or other appropriate liquid securities in a segregated account or segregated on its books in an amount not less than the value of the fund's total assets committed to the consummation of the contract.


         The cost to the fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction. The fund will deal only with banks, broker-dealers or other financial institutions that the adviser deems to be of high quality and to present minimum credit risk. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities the fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

         Successful use of forward currency contracts depends on the adviser's skill in analyzing and predicting currency values. Forward currency contracts may substantially change the fund's exposure to changes in currency exchange rates and could result in losses to the fund if currencies do not perform as the fund's adviser anticipates. There is no assurance that the adviser's use of forward currency contracts will be advantageous to the fund or that the adviser will hedge at an appropriate time.

         Although the fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer.

Securities Lending

         The fund may lend portfolio securities to brokers or dealers in corporate or government securities, banks or other recognized institutional borrowers of securities, provided that cash or equivalent collateral, equal to at least 100% of the market value of the securities loaned, is continuously maintained by the borrower with the fund's custodian. During the time the securities are on loan, the borrower will pay the fund an amount equivalent to any dividends or interest paid on such securities, and the fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from the borrower who has delivered equivalent collateral. These loans are subject to termination at the option of the fund or the borrower. The fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The risks of securities lending are similar to those of repurchase agreements. The fund presently does not intend to lend more than 5% of its portfolio securities at any given time.

Repurchase Agreements

         When cash is temporarily available, or for temporary defensive purposes, the fund may invest without limit in repurchase agreements and money market instruments, including high-quality short-term debt securities. A repurchase agreement is an agreement under which either U.S. Government obligations or other high-quality liquid debt securities are acquired from a securities dealer or bank subject to resale at an agreed-upon price and date. The securities are held for the fund by a custodian bank as collateral until resold and will be supplemented by additional collateral if necessary to maintain a total value equal to or in excess of the value of the repurchase agreement. The fund bears a risk of loss if the other party to a repurchase agreement defaults on its obligations and the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, which may decline in value in the interim. The fund will enter into repurchase agreements only with financial institutions determined by its adviser to present minimal risk of default during the term of the agreement.

         Repurchase agreements are usually for a term of one week or less, but may be for longer periods. Repurchase agreements maturing in more than seven days may be considered illiquid. The fund will not enter into repurchase agreements of more than seven days' duration if more than 15% of its net assets would be invested in such agreements and other illiquid investments. To the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the fund might suffer a loss. If bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the fund could be delayed or limited. However, the fund's adviser monitors the creditworthiness of parties with which the fund may enter into repurchase agreements to minimize the prospect of such parties becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement.

         When the fund enters into a repurchase agreement, it will obtain as collateral from the other party securities equal in value to at least the repurchase amount including the interest factor. Such securities will be held for the fund by a custodian bank or an approved securities depository or book-entry system.

         In determining its status as a diversified fund, the fund, in accordance with SEC rules and staff positions, considers investment in a fully collateralized repurchase agreement to be equivalent to investment in the collateral.

                           ADDITIONAL TAX INFORMATION

         The following is a general summary of certain federal tax considerations affecting the fund and its shareholders. Investors are urged to consult their own tax advisers for more detailed information regarding any federal, state, local or foreign taxes that may apply to them.

General

         To continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), the fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income, the excess of net short-term capital gain over net long-term capital loss, and any net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward currency contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers the fund controls that are determined to be engaged in the same, similar or related trades or businesses.

         By qualifying for treatment as a RIC, the fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If the fund failed to qualify for that treatment for any taxable year, (1) it would be taxed at corporate rates on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (taxable as ordinary income, except that, for individual shareholders, the part of those dividends that is "qualified dividend income" (as described in the Prospectus) is taxable as net capital gain, at a maximum federal income tax rate of 15%) to the extent of the fund's earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

         The fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Dividends and Other Distributions and Redemption of Shares

         Dividends and other distributions the fund declares in December of any year that are payable to its shareholders of record on a date in that month will be deemed to have been paid by the fund and received by the shareholders on December 31 if the fund pays the distributions during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

         A portion of the dividends from the fund's investment company taxable income (whether paid in cash or reinvested in fund shares) may be eligible for
(1) the 15% maximum rate of federal income tax applicable to "qualified dividend income" that individual shareholders receive in taxable years beginning before January 1, 2011 and (2) the dividends-received deduction allowed to corporations. The eligible portion for purposes of the 15% rate may not exceed the aggregate dividends the fund receives from most domestic corporations and certain foreign corporations, whereas only dividends the fund receives from domestic corporations are eligible for purposes of the dividends-received deduction. However, dividends a corporate shareholder receives and deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. The fund's distributions of net capital gain ("capital gain distributions") do not qualify for the dividends-received deduction.

         If fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or other distribution, the investor will pay full price for the shares and receive some portion of the price back as a taxable distribution.

         Capital gain distributions the fund makes that are attributable to any net capital gain it recognizes on sales or exchanges of capital assets through its last taxable year beginning before January 1, 2011, will be subject to federal income tax at a maximum rate of 15% for individual shareholders. In addition, any capital gain an individual shareholder realizes on a redemption before that date of his or her fund shares held for more than one year will qualify for that maximum rate.

Foreign Taxes

         Dividends and interest the fund receives, and gains it realizes, from foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

Passive Foreign Investment Companies

         The fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the fund will be subject to federal income tax on a portion of any "excess distribution" it receives on the stock of a PFIC or of any gain on disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible for the 15% maximum federal income tax rate applicable to individuals' "qualified dividend income."

         If the fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then, in lieu of the foregoing tax and interest obligation, the fund would be required to include in income each taxable year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which the fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the QEF did not distribute those earnings and gain to the fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

         The fund may elect to "mark-to-market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over the fund's adjusted basis therein as of the end of that year. Pursuant to the election, the fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the fund included in income for prior taxable years under the election. The fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Options, Futures, Forward Currency Contracts and Foreign Currencies

         The use of financial instruments, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations) and gains from options, futures and forward currency contracts the fund derives with respect to its business of investing in securities or foreign currencies therefrom will be treated as qualifying income under the Income Requirement.

         Some futures, foreign currency contracts and "non-equity" options (i.e., certain listed options, such as those on a "broad-based" securities index) in which the fund may invest will be subject to section 1256 of the Code ("section 1256 contracts"). Any section 1256 contracts the fund holds at the end of its taxable year, other than contracts with respect to which it has made a "mixed straddle" election, must be "marked-to-market" (that is, treated as having been sold for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on those deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount the fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain the fund recognizes, without in either case increasing the cash available to it. The fund may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

         When a covered call option written (sold) by the fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When the fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when it wrote the option. When a covered call option written by the fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending upon the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

         Code section 1092 (dealing with straddles) also may affect the taxation of financial instruments in which the fund may invest. That section defines a "straddle" as offsetting positions with respect to actively traded personal property; for these purposes, options, futures and forward currency contracts are positions in personal property. Under section 1092, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain "wash sale" rules, which apply to a transaction where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If the fund makes certain elections, the amount, character and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the fund of straddle transactions are not entirely clear.

Other

         If the fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the position, the fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract the fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         If your check to purchase shares is not honored by the institution on which it is drawn, you may be subject to extra charges in order to cover collection costs. These charges may be deducted from your shareholder account.

Future First(R) Systematic Investment Plan

         The Future First(R) Systematic Investment Plan ("Future First") is available to those Primary Class shareholders who own shares directly with the fund. You should contact your financial adviser to determine if it offers similar services.

         If you invest in Primary Class shares, the Prospectus explains that you may buy additional shares through Future First. Under this plan you may arrange for automatic monthly investments in Primary Class shares of $50 or more by authorizing Boston Financial Data Services ("BFDS"), the fund's transfer agent, to transfer funds each month from your checking/savings account, or another Legg Mason fund to be used to buy additional shares. The fund will send you an account statement monthly. The transfer will also be reflected on your regular checking account statement. You may terminate Future First at any time without charge or penalty.

Systematic Withdrawal Plan

         The Systematic Withdrawal Plan is available to those shareholders who own shares directly with the fund, excluding those shares held in individual retirement accounts ("IRAs") or Coverdell Education Savings Accounts ("Coverdell ESAs"). You should contact your financial adviser to determine if it offers a similar service.

Primary Class Shareholders

         Primary Class shareholders having an account with a net asset value of $5,000 or more may elect to make withdrawals of a minimum of $50 on a monthly basis. There are two ways to receive payment of proceeds of redemptions made through the Systematic Withdrawal Plan: (1) Check mailed by the fund's transfer agent -- fund shares will be redeemed on the 25th of each month or the next business day and a check for the proceeds will be mailed within three business days; or (2) ACH to checking or savings account -- redemptions of fund shares may occur on any business day of the month and the checking or savings account will be credited with the proceeds in approximately two business days. You may change the monthly amount to be paid to you without charge by notifying the fund. You may terminate the Systematic Withdrawal Plan at any time, without charge or penalty, by contacting the fund. The fund, its transfer agent, and LMIS also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

Institutional Class Shareholders


         Certain shareholders of the fund's Institutional Class shares with an initial net asset value of $1,000,000 or more may be eligible to participate in the Legg Mason Institutional Funds Systematic Withdrawal Plan. Receipt of payment of proceeds of redemptions made through the Systematic Withdrawal Plan will be wired through ACH to your checking or savings account - redemptions of fund shares may occur on any business day of the month and the checking or savings account will be credited with the proceeds in approximately two business days. Requests must be made in writing to Legg Mason Institutional Funds to participate in, change or discontinue the Systematic Withdrawal Plan. You may change the monthly amount to be paid to you or terminate the Systematic Withdrawal Plan at any time, without charge or penalty, by notifying Legg Mason Investor Services - Institutional. The fund, its transfer agent, and Legg Mason Investor Services - Institutional also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.


In General
         The amounts paid to you each month are obtained by redeeming sufficient shares from your account to provide the withdrawal amount that you have specified.

         Redemptions will be made at the net asset value per share determined as of the close of regular trading on the New York Stock Exchange ("Exchange") (normally 4:00 p.m., Eastern time) on the day corresponding to the redemption option designated by the investor. If the Exchange is not open for business on that day, the shares will be redeemed at the per share net asset value determined as of the close of regular trading on the Exchange on the next day the Exchange is open. If the redemption option designated is the last day of the month and the Exchange is not open for business on that day, the shares will be redeemed at the per share net asset value determined as of the previous day the Exchange was open.

         Withdrawal payments are treated as a sale of shares rather than as a dividend or other distribution. These payments are taxable to the extent that the total amount of the payments exceeds the tax basis of the shares sold. If the periodic withdrawals exceed reinvested dividends and other distributions, the amount of your original investment may be correspondingly reduced.

         Ordinarily, you should not purchase additional shares of the fund in which you have an account if you maintain a Systematic Withdrawal Plan, because there are tax disadvantages associated with such purchases and withdrawals. The fund will not knowingly accept purchase orders from you for additional shares if you maintain a Systematic Withdrawal Plan unless your purchase is equal to at least one year's scheduled withdrawals. In addition, Primary Class shareholders who maintain a Systematic Withdrawal Plan may not make periodic investments under Future First.

Other Information Regarding Redemptions

         The fund reserves the right to modify or terminate the telephone, electronic or other redemption services described in the Prospectus and this SAI at any time.

         The date of a payment for redemption may not be postponed for more than seven days, and the right of redemption may not be suspended by the fund or its distributor, except (i) for any periods during which the Exchange is closed (other than for customary weekend and holiday closings), (ii) when trading in markets the fund normally utilizes is restricted, or an emergency, as defined by rules and regulations of the SEC, exists, making disposal of the fund's investments or determination of its net asset value not reasonably practicable, or (iii) for such other periods as the SEC by regulation or order may permit for protection of the fund's shareholders. In the case of any such suspension, you may either withdraw your request for redemption or receive payment based upon the net asset value next determined after the suspension is lifted.

         Clients of certain financial intermediaries that maintain omnibus accounts with the fund's transfer agent may obtain shares through those financial intermediaries. Such financial intermediaries may receive payments from the fund's distributor for account servicing, and may receive payments from their clients for other services performed. Investors may be able to purchase shares from LMIS without receiving or paying for such other services.

Redemption In-Kind

         The fund reserves the right, under certain conditions, to honor any request for a redemption, or combination of requests from the same shareholder in any 90-day period, totaling at least $250,000 or 1% of the net assets of the fund, whichever is less, by making payment in whole or in part by securities valued in the same way as they would be valued for purposes of computing the fund's net asset value per share. Because redemption in-kind may be used at times of unusual illiquidity in the markets, these valuation methods may include fair value estimations. If payment is made in securities, a shareholder should expect to incur brokerage expenses in converting those securities into cash and the market price of those securities will be subject to fluctuation until they are sold. The fund does not redeem "in-kind" under normal circumstances, but would do so where the adviser determines that it would be in the best interests of the fund's shareholders as a whole. A redemption in-kind may be considered the sale of securities by the fund to the party receiving the securities (except for tax purposes). Redemptions in-kind will not be done with LMIS or other affiliated persons of the fund except as permitted by SEC rules or orders, or other interpretive guidance from regulators.

Shares Purchased and Redeemed Through Another Securities Dealer or Other Financial Intermediary


         The fund has authorized one or more financial service institutions to receive on its behalf purchase and redemption orders. Such financial service institutions are authorized to designate plan administrator intermediaries to receive purchase and redemptions orders on the fund's behalf. The fund will be deemed to have received a purchase or redemption order when an authorized financial services institution or, if applicable, a financial services institution's authorized designee, receives the order. Orders will be priced at the fund's net asset value next computed after they are received by an authorized trust company or the financial services institution's authorized designee and accepted by the fund.


Transferring Legg Mason Fund Shares to Another Securities Dealer or Other Financial Intermediary

         You may transfer fund shares only to an account with another securities dealer or other financial intermediary that has entered into an agreement with the distributor or one of its affiliates with respect to the particular fund. Some dealers and intermediaries may have agreements with LMIS or one of its affiliates with respect to some funds and not others. Depending on the dealer or intermediary to which you transfer the shares, certain shareholder services may not be available for the transferred shares. After the transfer, you may purchase additional fund shares. All future trading of particular fund shares, including exchanges, is subject to the rules of the dealer or intermediary and its continued agreement with the distributor that permits such trading.

         You should contact your securities dealer, financial intermediary or the fund for further information on transferring fund shares.

                            VALUATION OF FUND SHARES

         Pricing of fund shares will not be done on days when the Exchange is closed. The Exchange currently observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The methods used by the pricing service and the quality of the valuations so established are reviewed by the adviser under the general supervision of the Board of Directors.

         Equity securities traded on national securities exchanges are normally valued at the last quoted sales price, except securities traded on The Nasdaq Stock Market, Inc. ("Nasdaq") which are normally valued in accordance with the Nasdaq Official Closing Price. Over the counter securities are normally valued at the mean between the latest bid and asked prices. Fixed income securities are normally valued at the bid price. Premiums received on the sale of put and call options are included in the net asset value of each class, and the current market value of options sold by the fund will be subtracted from the net assets of each class.

         Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of the business day in New York. Foreign currency exchange rates are generally determined prior to the close of trading on the Exchange. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the Exchange. Such significant events can include changes in the price levels of securities markets, including the United States securities markets, occurring after the close of the foreign securities markets on which the securities trade. The use of fair value pricing by the fund is intended to eliminate pricing inaccuracies which can occur based on significant events occurring between the time of the closing of a foreign market on which securities trade and the time when the net asset value of the fund is calculated.

Disclosure of Portfolio Holdings

         The Board of Directors has adopted the following policy with respect to the disclosure of the fund's portfolio holdings. The Board of Directors believes the policy is in the best interests of the fund and its shareholders and that it strikes an appropriate balance between the desire of investors for information about the fund's portfolio holdings and the need to protect the fund from potentially harmful disclosures. The extent of these disclosures and when they will be made was reviewed and approved by the Board of Directors upon the recommendations of the adviser. The Board of Directors will be provided with reports regarding any determinations made by the Chief Legal Officer pursuant to the policy and any other material issues arising under the policy and can exercise oversight over the operation of the policy.

         Policy. Except as described below, no portfolio holdings information of the fund shall be provided to any individual, investor, or other person or entity unless specifically authorized by the Chief Legal Officer or a person authorized by the Chief Legal Officer.

         Public Disclosure of Portfolio Holdings. The fund distributes complete portfolio holdings information to its shareholders through semi-annual and annual reports first mailed to shareholders within sixty days after period end. Such semi-annual and annual reports are also made available to the public through postings at the same time on the Legg Mason Funds' website at www.leggmasonfunds.com. Additionally, complete portfolio holdings information is filed with the SEC on Form N-Q for the first and third quarters of the fund's fiscal year. The fund's reports and its Form N-Q filings are available at the website of the SEC at http://www.sec.gov.

         Complete portfolio holdings information as of quarter-end may be disclosed no sooner than the last business day of the month following such quarter-end, provided that such information has been made available to the public through postings on the Legg Mason Funds' website at least one day previously.


         Partial information concerning the fund's portfolio holdings (such as top ten holdings) may be provided to shareholders and other persons in fact sheets and other formats on a monthly or quarterly basis no sooner than 11 business days after quarter or month end, provided that such information has been made available to the public through postings on the Legg Mason Funds' website at least one day previously.


         Complete or partial portfolio holdings information may be included in responses to Requests for Proposal, Pitch Books or similar marketing materials, provided that such information is based only on the latest portfolio holdings information publicly available in accordance with the fund's policy.

         Non-Public Dissemination of Portfolio Holdings Information. From time to time it may be necessary to disclose portfolio holdings that are not publicly available, to certain third parties. Such entities may be provided with information more current than the latest publicly-available portfolio holdings only if the Chief Legal Officer determines that 1) more current information is necessary in order for the third party to complete its task, 2) the fund has a legitimate need for disclosing the information, and 3) the third party has agreed in writing (or is otherwise required by virtue of a written code of ethics, professional responsibility, governmental or SRO rules or fiduciary duty) to keep the information confidential, to use it only for the agreed-upon purpose(s), and not to trade securities on the basis of the information. No consideration may be received by any party for providing non-public portfolio holdings information to any third party, except consideration received by the fund in connection with the services being provided to it by the third party which receives the non-public information. The adviser and its affiliates shall not be deemed to have received consideration solely by the fact that services provided to the fund may result in sales of fund shares.

         At the present time the fund has ongoing arrangements with the following parties to provide them with non-public portfolio holdings information:

     Service Providers:

     State Street Bank and Trust Company - Information is provided daily with no time lag.

     PricewaterhouseCoopers LLP - Information is provided as needed with no time lag.

     Kirkpatrick & Lockhart Preston Gates Ellis LLP - Information is provided with Board of Directors materials approximately four to six weeks after quarter-end and may be provided at other times as needed with no time lag.

     Other Third Parties:

     Lipper Analytical Services Corporation - Information is provided quarterly with a time lag of five business days.


     FactSet Research Systems, Inc. - Information is provided daily with no time lag.


         In all cases, the party receiving the information has agreed in writing (or is otherwise required by virtue of a written code of ethics, professional responsibility, governmental or SRO rules or fiduciary duty) to keep the information confidential, to use it only for the agreed-upon purpose(s) and not to trade securities on the basis of such information.

         Additionally, the fund may occasionally reveal certain of its current portfolio holdings information to broker-dealers in connection with that broker-dealer executing securities transactions on behalf of the fund. In such a case, the fund does not enter into a formal confidentiality agreement with the broker-dealer but relies on the broker-dealer's obligations based on statutes, rules, and fiduciary obligations, not to trade based on the information or otherwise use it improperly. The fund would not continue to conduct business with a broker-dealer whom the adviser believed was misusing the disclosed information.

         The Board of Directors, officers, and certain LMIS employees, including funds accounting, legal, compliance, marketing, administrative personnel and members of certain LMIS committees or groups, have access to the fund's portfolio holdings information prior to the time it is made public. All such persons are subject to a Code of Ethics that requires that portfolio holdings information be kept confidential and that they not trade securities on the basis of such information.

         The fund may also provide certain information (other than complete portfolio holdings) as set forth in paragraphs 1 and 2 below that is related to the fund's portfolio holdings or derived from the fund's portfolio holdings to individual and institutional shareholders, prospective shareholders, intermediaries working on behalf of these persons (including consultants and fiduciaries of 401(k) plans), and the media even if the information has not been made publicly available on the Legg Mason Funds' website or in other published form, so long as the Chief Legal Officer determines that the fund has a legitimate business purpose for disclosing the information and the dissemination cannot reasonably be seen to give the recipient an advantage in trading fund shares or in any other way harm the fund or its shareholders.

1- A small number of portfolio holdings (including information that the fund no longer holds a particular security). However, information about a security may not be released if it could reasonably be seen to interfere with the current or future purchase or sale activities of the fund or is contrary to applicable law. In this respect, information about intended or ongoing transactions may not be released. However, such disclosure may not be made pursuant to ongoing arrangements with third parties to make such information available.

2- General information about the portfolio holdings that cannot be used to determine the fund's portfolio holdings or any portion thereof. This would include such characteristics of the fund as portfolio volatility, median capitalization, percentages of international and domestic securities, sector allocations, yields, performance attribution, types of bonds, term structure exposure, bond maturities, and duration.

         The Chief Legal Officer may authorize another person to make the determinations required under this policy. If consistent with the best interests of the fund and its shareholders, such determinations (whether made by the Chief Legal Officer or his/her designee) do not necessarily need to be made each time the information is disclosed. For example, such determinations may be made with respect to general categories or information or a particular type of information disclosed to a particular third party or category of third party.

               TAX-DEFERRED QUALIFIED PLANS - PRIMARY CLASS SHARES

         Investors may invest in Primary Class shares of the fund through IRAs, simplified employee pension plans ("SEPs"), savings incentive match plans for employees ("SIMPLES"), other qualified retirement plans and Coverdell ESAs (collectively, "qualified plans"). In general, income earned through the investment of assets of qualified plans is not taxed to their beneficiaries until the income is distributed to those beneficiaries (or, in the case of Roth IRAs and Coverdell ESAs, not at all if certain conditions are satisfied). Investors who are considering establishing a qualified plan should consult their attorneys or other tax advisers with respect to individual tax questions. Please consult your financial adviser for further information with respect to these plans.

Individual Retirement Account - IRA

         TRADITIONAL IRA. Certain Primary Class shareholders who receive compensation, including earnings from self-employment, may establish and make contributions to an IRA. Your IRA contributions can be tax-deductible if neither you nor your spouse is an active participant in a qualified employer or government retirement plan. If you or your spouse is an active participant in such a plan, your IRA contribution may be deductible, in whole or in part, depending on the amount of your and your spouse's combined adjusted gross income. In addition, all earnings grow tax-deferred until withdrawn, at which point distributions are taxed as ordinary income to you, usually after age 59 1/2, when you may be in a lower tax bracket. Withdrawals made before age 59 1/2 are generally subject to a 10% penalty.

         ROTH IRA. Unlike a traditional IRA, a Roth IRA is only available to individuals who meet certain "modified adjusted gross income" (MAGI) limitations. Under certain circumstances, a traditional IRA may be converted to a Roth IRA; these conversions are, however, subject to federal income tax.

         Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in a Roth IRA, and withdrawals of earnings are not subject to federal income tax if the account has been held for at least five years (or, in the case of earnings attributable to a conversion of a traditional IRA, the conversion occurred more than five years before the withdrawal) and the account holder has reached age 59 1/2 (or certain other conditions apply).

Simplified Employee Pension Plan - SEP

         LMIS makes available to corporate and other employers a SEP for investment in Primary Class shares of the fund.

Savings Incentive Match Plan for Employees - SIMPLE

         An employer with no more than 100 employees that does not maintain another qualified retirement plan may establish a SIMPLE, either as a plan using separate IRAs or as part of a Code section 401(k) plan. A SIMPLE, which is not subject to the complicated nondiscrimination rules that generally apply to other qualified retirement plans, allows certain employees to make elective contributions of up to certain amounts each year and requires the employer to make matching contributions of up to 3% of each such employee's salary or a 2% non-elective contribution.

Coverdell Education Savings Account - Coverdell ESA

         A Coverdell ESA provides a vehicle for saving for a child's education. A Coverdell ESA may be established for the benefit of any minor, and any person whose MAGI does not exceed certain levels may contribute to a Coverdell ESA, subject to certain annual limits on contributions. Contributions are not deductible and may not be made after the beneficiary reaches age 18; however, earnings accumulate tax-free, and withdrawals are not subject to tax if used to pay the qualified education expenses of the beneficiary (or a qualified family member).

         For further information regarding any of the above qualified plans, including MAGI limitations, contact your financial adviser or Legg Mason Funds Investor Services at 1-800-822-5544.

Withholding

         Withholding at the rate of 20% is required for federal income tax purposes on certain distributions (excluding, for example, certain periodic payments) from qualified retirement plans (except IRAs and SEPs), unless the recipient transfers the distribution directly to an "eligible retirement plan" (including an IRA or other qualified retirement plan) that accepts those distributions. Other distributions generally are subject to regular wage withholding or to withholding at the rate of 10% (depending on the type and amount of the distribution), unless the recipient elects not to have any withholding apply. Investors should consult their plan administrator or tax adviser for further information.

                             MANAGEMENT OF THE FUND

         Under applicable law, the Board of Directors is responsible for management of the Corporation and provides broad oversight over its affairs. The Corporation's officers manage the day-to-day operations of the Corporation under the general direction of the Board of Directors.

         The standing committees of the Board of Directors include an Audit Committee, a Nominating Committee and an Independent Directors Committee. All directors who are not "interested persons" of the Corporation, as defined in the 1940 Act, are members of all three committees.

         The Audit Committee meets at least twice a year with the Corporation's independent registered public accounting firm and officers to consider issues relating to the accounting principles used by the Corporation, the auditor's assessment of the adequacy of internal controls, the qualifications and fees of the independent registered public accounting firm, the scope of the audit services and any permissible non-audit services for which they are retained, the results of the audit and other matters. The Nominating Committee meets as necessary to review and nominate candidates for positions as directors, to fill vacancies on the Board of Directors, and to evaluate the performance of directors. The selection and nomination of candidates to serve as independent directors to the Corporation is committed to the discretion of the Corporation's current directors who are not interested persons of the Corporation ("Independent Directors"). The Independent Directors Committee considers matters related to fund operations and oversees issues related to the independent directors. During the last fiscal year, the Audit Committee met five times, the Nominating Committee did not meet and the Independent Directors Committee met six times.

         The tables below provide information about the Corporation's directors and officers, including biographical information about their business experience and information about their relationships with Legg Mason, Inc. and its affiliates. The mailing address of each director and officer is 100 Light Street, 32nd Floor, Baltimore, Maryland 21202, Attn: Fund Secretary. The Nominating Committee will accept recommendations for nominations from any source it deems appropriate. Shareholders may forward recommendations to the Fund Secretary at the above address.

INDEPENDENT DIRECTORS:

                                Term of
           Name,               Office and   Number of Funds in             Other
    (Year of Birth) and        Length of       Fund Complex            Directorships             Principal Occupation(s)
 Position with Corporation    Time Served(1)     Overseen                  Held                 During the Past Five Years
----------------------------- ------------- -------------------- -------------------------- ----------------------------------------
----------------------------- ------------- -------------------- -------------------------- ----------------------------------------

Hearn, Ruby P.                 Since 2004           16                     None             Senior Vice President Emerita of The
(1940)                                                                                      Robert Wood Johnson Foundation
Director                                                                                    (non-profit) since 2001.  Formerly:
                                                                                            Senior Vice President of The Robert Wood
                                                                                            Johnson Foundation (1996-2001).

Lehman, Arnold L.              Since 1998           16                     None             Director of the Brooklyn Museum since
(1944)                                                                                      1997; Trustee of American Federation of
Lead Independent Director                                                                   Arts since 1998.  Formerly: Director of
                                                                                            The Baltimore Museum of Art (1979-1997).

Masters, Robin J. W.           Since 2002           16              Director of Cheyne      Retired. Formerly:  Chief Investment
(1955)                                                             Capital International    Officer of ACE Limited (insurance)
Director                                                            Limited (investment     (1986-2000).
                                                                      advisory firm).

McGovern, Jill E.              Since 1998           16                     None             Senior Consultant, American Institute
(1944)                                                                                      for Contemporary German Studies (AICGS)
Director                                                                                    since 2007.  Formerly:  Chief Executive
                                                                                            Officer of The Marrow Foundation
                                                                                            (non-profit) (1993-2007).  Executive
                                                                                            Director of the Baltimore International
                                                                                            Festival (1991 - 1993); Senior Assistant
                                                                                            to the President of The Johns Hopkins
                                                                                            University (1986-1990).

Mehlman, Arthur S.             Since 2002    Director/Trustee      Director of Municipal    Retired.  Formerly:  Partner, KPMG LLP
(1942)                                       of all Legg Mason     Mortgage & Equity, LLC.  (international accounting firm)
Director                                      funds consisting                              (1972-2002).
                                             of 16 portfolios;
                                             Director/Trustee
                                               of the Royce
                                              Family of Funds
                                             consisting of 25
                                                portfolios.

                                       26


O'Brien, G. Peter              Since 1999    Director/Trustee     Director of Technology    Retired. Trustee Emeritus of Colgate
(1945)                                       of all Legg Mason   Investment Capital Corp.   University; Board Member, Hill House,
Director                                     funds consisting                               Inc. (residential home care); Board
                                             of 16 portfolios;                              Member, Bridges School (pre-school).
                                             Director/Trustee                               Formerly: Managing Director, Equity
                                               of the Royce                                 Capital Markets Group of Merrill Lynch
                                              Family of Funds                               & Co. (1971-1999).
                                             consisting of 25
                                                portfolios.

Rowan, S. Ford                 Since 2002           16                     None             Chairman, National Center for Critical
(1943)                                                                                      Incident Analysis, National Defense
Director                                                                                    University,  since 2004; Director of
                                                                                            Santa Fe Institute (scientific research
                                                                                            institute) since 1999. Formerly:
                                                                                            Consultant, Rowan & Blewitt Inc.
                                                                                            (management consulting);

Tarola, Robert M.              Since 2004           16                     None             Senior Vice President and Chief
(1950)                                                                                      Financial Officer of W. R. Grace & Co.
Director                                                                                    (specialty chemicals) since 1999.
                                                                                            Member, Standing Advisory Group of the
                                                                                            Public Company Accounting Oversight
                                                                                            Board since 2007. Formerly: Chief
                                                                                            Financial Officer of MedStar Health,
                                                                                            Inc. (healthcare) (1996-1999); Partner,
                                                                                            Price Waterhouse, LLP (accounting and
                                                                                            auditing)  (1984-1996).


INTERESTED DIRECTORS:
                                Term of
           Name,               Office and   Number of Funds in             Other
    (Year of Birth) and        Length of       Fund Complex            Directorships              Principal Occupation(s)
 Position with Corporation    Time Served(1)     Overseen                  Held                  During the Past Five Years
----------------------------- ------------- -------------------- -------------------------- ----------------------------------------
----------------------------- ------------- -------------------- -------------------------- ----------------------------------------

Curley Jr., John F.            Since 1998           16                     None             Chairman of the Board of all Legg Mason
(1939)                                                                                      Funds. Formerly:  Vice Chairman and
Chairman and Director                                                                       Director of Legg Mason, Inc. and Legg
                                                                                            Mason Wood Walker, Incorporated
                                                                                            (1982-1998); Director of Legg Mason Fund
                                                                                            Adviser, Inc. (1982-1998) and Western
                                                                                            Asset Management Company (1986-1998)
                                                                                            (each a registered investment adviser).

Fetting, Mark R.               President       President and               None             Senior Executive Vice President of Legg
(1954)                         since 2001    Director/Trustee                               Mason, Inc., Director and/or officer of
President and Director        and Director   of all Legg Mason                              various Legg Mason, Inc. affiliates
                               since 2002    funds consisting                               since 2000.  Formerly: Division
                                             of 16 portfolios;                              President and Senior Officer of
                                             Director/Trustee                               Prudential Financial Group, Inc. and
                                               of the Royce                                 related companies, including fund boards
                                              Family of Funds                               and consulting services to subsidiary
                                             consisting of 25                               companies (1991-2000); Partner,
                                                portfolios.                                 Greenwich Associates (financial
                                                                                            consulting); Vice President, T. Rowe
                                                                                            Price Group, Inc.

                                       27


EXECUTIVE OFFICERS:
                                Term of
           Name,               Office and   Number of Funds in             Other
    (Year of Birth) and        Length of       Fund Complex            Directorships              Principal Occupation(s)
 Position with Corporation    Time Served(1)     Overseen                  Held                  During the Past Five Years
----------------------------- ------------- -------------------- -------------------------- ----------------------------------------
----------------------------- ------------- -------------------- -------------------------- ----------------------------------------

Karpinski, Marie K.            Since 1998           16                     None             Vice President and Chief Financial
(1949)                                                                                      Officer of all Legg Mason Funds.  Vice
Vice President and                                                                          President and Treasurer of Legg Mason
Chief Financial Officer                                                                     Fund Adviser, Inc.; Vice President and
                                                                                            Principal Financial and Accounting
                                                                                            Officer of Western Asset Funds, Inc.,
                                                                                            Western Asset Income Fund, Western Asset
                                                                                            Premier Bond Fund; Treasurer and
                                                                                            Principal Financial and Accounting
                                                                                            Officer of Western Asset/Claymore U.S.
                                                                                            Treasury Inflation Protected Securities
                                                                                            Fund (2003-present), and Western
                                                                                            Asset/Claymore U.S. Treasury Inflation
                                                                                            Protected Securities Fund 2
                                                                                            (2004-present).

Merz, Gregory T.               Since 2003           16                     None             Vice President and Deputy General
(1958)                                                                                      Counsel of Legg Mason, Inc. since 2003.
Vice President and Chief                                                                    Formerly: Associate General Counsel,
Legal Officer                                                                               Fidelity Investments (1993-2002).

Ted P. Becker                  Since 2007           16                     None             Director of Global Compliance at Legg
(1951)                                                                                      Mason (2006 to present); Managing
Vice President and Chief                                                                    Director of Compliance at Legg Mason &
Compliance Officer                                                                          Co. (2005 to present); Chief Compliance
                                                                                            Officer with certain mutual funds
                                                                                            associated with Legg Mason & Co.
                                                                                            (since 2006); Chief Compliance Officer
                                                                                            of LMPFA and certain affiliates;
                                                                                            Managing Director of Compliance at CAM
                                                                                            (2002 to 2005). Prior to 2002, Managing
                                                                                            Director-Internal Audit & Risk Review at
                                                                                            Citigroup Inc.

Wachterman, Richard M.         Since 2004           16                     None             Associate General Counsel of Legg Mason,
(1947)                                                                                      Inc. since 2004.  Formerly:  Managing
Secretary                                                                                   Director, Victory Capital Management,
                                                                                            Inc. (investment management)
                                                                                            (1993-2003).


Hughes, Wm. Shane              Since 2006           12                     None             Assistant Vice President of Legg Mason &
(1968)                                                                                      Co., LLC and Manager, Funds Accounting
Treasurer                                                                                   since 2005. Formerly: Assistant Vice
                                                                                            President of Legg Mason Wood Walker,
                                                                                            Incorporated (2002-2005) and Manager,
                                                                                            Funds Accounting, Legg Mason Wood
                                                                                            Walker, Incorporated (1997-2005).

(1) Officers of the Corporation are elected to serve until their successors are elected and qualified. Directors of the Corporation serve a term of indefinite length until their resignation or removal and stand for re-election by shareholders only as and when required by the 1940 Act.

         Mr. Curley and Mr. Fetting are considered to be interested persons, as defined in the 1940 Act, of the Corporation on the basis of their employment with the fund's adviser or its affiliated entities (including the fund's principal underwriter) and Legg Mason, Inc., the parent holding company of those entities, as well as their ownership of Legg Mason, Inc. stock.

         The following table shows each director's ownership of shares of the fund and of all the Legg Mason Funds served by the director as of December 31, 2006:

                                         Dollar Range of Equity Securities in          Aggregate Dollar Range
                                                      Legg Mason                          of Shares in the
                                                Classic Valuation Fund                    Legg Mason Funds
           Name of Director                                                               Owned by Director
INDEPENDENT DIRECTORS:
Hearn, Ruby P.                                           None                              Over $100,000
Lehman, Arnold L.                                        None                              Over $100,000
Masters, Robin J.W.                                       None                             Over $100,000
McGovern, Jill E.                                        None                              Over $100,000
Mehlman, Arthur S.                                       None                              Over $100,000
O'Brien, G. Peter                                 $10,001 - $50,000                        Over $100,000
Rowan, S. Ford                                     $50,001 - $100,000                      Over $100,000
Tarola, Robert M.                                        None                              Over $100,000

INTERESTED DIRECTORS:
Curley, John F., Jr.                                     None                              Over $100,000
Fetting, Mark R.                                         None                              Over $100,000


      The following table provides certain information relating to the compensation of the Corporation's directors. None of the Legg Mason Funds has any retirement plan for its directors. However, each director may participate in a deferred compensation plan as discussed below.


------------------------------ ----------------------------- ---------------------------- ----------------------------
                                  Aggregate Compensation        Total Compensation from       Total Compensation from
 Name of Person and Position        from Corporation*              Legg Mason Funds**           Fund Complex***
----------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS:
----------------------------------------------------------------------------------------------------------------------
---------------------------- ------------------------------- ---------------------------- ----------------------------
Hearn, Ruby P. -                          $3,622****                  $120,000                     $120,000
Director
---------------------------- ------------------------------- ---------------------------- ----------------------------
---------------------------- ------------------------------- ---------------------------- ----------------------------
Lehman, Arnold L. -                       $4,223****                  $139,250                     $139,250
Director
---------------------------- ------------------------------- ---------------------------- ----------------------------
---------------------------- ------------------------------- ---------------------------- ----------------------------
Masters, Robin J.W. -                       $3,622                    $121,250                     $121,250
Director
---------------------------- ------------------------------- ---------------------------- ----------------------------
---------------------------- ------------------------------- ---------------------------- ----------------------------
McGovern, Jill E. -                       $3,603****                  $121,250                     $121,250
Director
---------------------------- ------------------------------- ---------------------------- ----------------------------
---------------------------- ------------------------------- ---------------------------- ----------------------------
Mehlman, Arthur S. -                        $3,960                    $131,250                     $223,500
Director
---------------------------- ------------------------------- ---------------------------- ----------------------------
---------------------------- ------------------------------- ---------------------------- ----------------------------
O'Brien, G. Peter -                       $3,603****                  $120,000                     $212,250
Director
---------------------------- ------------------------------- ---------------------------- ----------------------------
---------------------------- ------------------------------- ---------------------------- ----------------------------
Rowan, S. Ford -                            $3,622                    $121,250                     $121,250
Director
---------------------------- ------------------------------- ---------------------------- ----------------------------


                                       29


---------------------------- ------------------------------- ---------------------------- ----------------------------
Tarola, Robert M. -                         $3,622                    $121,250                     $121,250
Director
---------------------------- ------------------------------- ---------------------------- ----------------------------
----------------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTORS:

----------------------------------------------------------------------------------------------------------------------
---------------------------- ------------------------------- ---------------------------- ----------------------------
Curley, John F., Jr -                        None                      None                         None
Chairman of the Board
and Director
---------------------------- ------------------------------- ---------------------------- ----------------------------
---------------------------- ------------------------------- ---------------------------- ----------------------------
Fetting, Mark R. -                           None                      None                         None
Director
---------------------------- ------------------------------- ---------------------------- ----------------------------

* Represents compensation paid to the directors by Legg Mason Light Street Trust, Inc. (Classic Valuation Fund) for the year ended March 31, 2007.

** Represents aggregate compensation paid to each director during the calendar year ended December 31, 2006 from the Legg Mason Funds. During the period there were 10 open-end investment companies in the Legg Mason Funds, consisting of 21 portfolios.

*** Represents aggregate compensation paid to each director during the calendar year ended December 31, 2006 from the Fund Complex. The Fund Complex includes the Legg Mason Funds and the 25 portfolios of The Royce Funds.

**** The total amount of deferred compensation accrued by the Corporation (including earnings or depreciation in value of amounts deferred) through December 31, 2006 for participating Directors is as follows:
         Ruby P. Hearn, $3,043; Arnold L. Lehman, $1,674; Jill E. McGovern, $10,005; and G. Peter O'Brien, $10,819.

         Officers and directors who are interested persons of the Corporation, as defined in the 1940 Act, receive no salary or fees from the Corporation. For serving as a director/trustee of all of the Legg Mason Mutual funds, each Independent Director receives an annual retainer of $75,000 and a fee of $7,500 for each regularly scheduled meeting he or she attends. Individual Directors may elect to defer all or a portion of their fees through deferred compensation plans. The Lead Independent Director receives additional compensation of $18,000 annually. The Chair of the Audit Committee receives additional compensation of $10,000 annually. The Co-Chairs of the Nominating Committee receive additional compensation of $5,000 in any year where the Committee is active. Independent Directors will also receive a fee of $3,750 or $1,250 for any special Board Meetings they attend in person or by telephone, respectively. The Independent Directors review the level of director compensation periodically in order to determine if adjustments are appropriate. This review is conducted in consultation with the fund's counsel and independent consultants, as appropriate. Changes in compensation will depend on, among other things, the number, type and size of funds in the complex, market changes in mutual fund director compensation, changes in the operational and regulatory environment, and changes in the oversight role played by the Independent Directors.

         On June 30, 2007, the directors and officers of the Corporation beneficially owned in the aggregate less than 1% of any class of the fund's outstanding shares.

         On June 30, 2007, the following shareholders owned of record or beneficially 5% or more of a class of the outstanding shares of the fund. Unless otherwise indicated, each of the shareholders listed below may be contacted c/o Legg Mason Funds at 100 Light Street, 32nd Floor, Baltimore, Maryland 21202,
Attn: Fund Secretary.


----------------------------------- -------------------------- -----------------
Name and Address                    Class                      % of Class Held
----------------------------------- -------------------------- -----------------
----------------------------------- -------------------------- -----------------
Citigroup Global Markets, Inc.      Classic Valuation          77.38%
333 West 34th Street                -Institutional Class
New York, NY 10001-2402
----------------------------------- -------------------------- -----------------
----------------------------------- -------------------------- -----------------
Vanguard Fiduciary Trust            Classic Valuation          22.62%
P.O. Box 2600                       -Institutional Class
Attn:  Outside Funds
Valley Forge, PA 19482-2600
----------------------------------- -------------------------- -----------------




                    THE FUND'S INVESTMENT ADVISER AND MANAGER

         Legg Mason Fund Adviser, Inc. ("LMFA"), a Maryland corporation, 100 Light Street, Baltimore, Maryland 21202, is a wholly owned subsidiary of Legg Mason, Inc. ("Legg Mason"), which is also the parent of LMIS. LMFA serves as manager to the fund under a management agreement with Light Street Trust, on behalf of the fund ("Management Agreement").

         The Management Agreement provides that, subject to overall direction by the Board of Directors, LMFA manages or oversees the investment and other affairs of the fund. LMFA is responsible for managing the fund consistent with the 1940 Act, the Code and the fund's investment objective and policies described in its Prospectus and this SAI. LMFA also is obligated to (a) furnish the fund with office space and executive and other personnel necessary for the operation of the fund; (b) supervise all aspects of the fund's operations; (c) bear the expense of certain informational and purchase and redemption services to the fund's shareholders; (d) arrange, but not pay for, the periodic updating of prospectuses and preparing proxy materials, tax returns and reports to shareholders and state and federal regulatory agencies; and (e) report regularly to the fund's officers and directors. LMFA and its affiliates pay all compensation of directors and officers of the fund who are officers, directors or employees of LMFA. The fund pays all of its expenses which are not expressly assumed by LMFA. These expenses include, among others, interest expense, taxes, brokerage fees and commissions, expenses of preparing and setting in type prospectuses, statements of additional information, proxy statements and reports to shareholders and of printing and distributing them to existing shareholders, custodian charges, transfer agency fees, distribution fees to LMIS, the fund's distributor, compensation of the Independent Directors, legal and audit expenses, insurance expense, shareholder meetings, proxy solicitations, expenses of registering and qualifying fund shares for sale under federal and state law, governmental fees and expenses incurred in connection with membership in investment company organizations. The fund also is liable for such nonrecurring expenses as may arise, including litigation to which the fund may be a party. The fund may also have an obligation to indemnify its directors and officers with respect to litigation.


         LMFA receives for its services to the fund a management fee, calculated daily and payable monthly, at an annual rate of 0.75% on up to $1 billion of the average daily net assets of the fund and 0.65% of the average daily net assets of the fund exceeding $1 billion. LMFA has contractually agreed to pay the fund's expenses related to Primary Class and Institutional Class shares

(exclusive of taxes, interest, brokerage and extraordinary expenses), which exceed, in the aggregate, an annual rate of 1.95% and 0.95%, respectively, of the average net assets attributable to these shares, until February 29, 2008. The fund has agreed to repay LMFA for reduced fees and reimbursed expenses provided that payment does not cause the Primary Class and Institutional Class operating expenses to exceed 1.95% and 0.95%, respectively, of each class's average net assets and the payment is made within three years after the year in which the manager earned the fee or incurred the expense.

         For the following fiscal periods, the fund incurred management fees of (prior to fees waived):

--------------------------- ------------------------------
  Fiscal Period                       Management Fees Paid
--------------------------- ------------------------------
           2007*                         $298,716
--------------------------- ------------------------------
           2006**                        $695,957
--------------------------- ------------------------------
           2005**                        $680,239
--------------------------- ------------------------------
           2004**                        $670,822
--------------------------- ------------------------------

*    Period from November 1, 2006 to March 31, 2007.
**   Prior to 2007 the fund's fiscal year ended October 31.


         For the fiscal year ended March 31, the following management fees were waived by LMFA:

----------------------------- --------------------------------------------
     Fiscal Period                      Management Fees Waived
----------------------------- --------------------------------------------
           2007*                             $59,743
----------------------------- --------------------------------------------
           2006**                            $131,768
----------------------------- --------------------------------------------
           2005**                            $97,048
----------------------------- --------------------------------------------
           2004**                            $58,133
----------------------------- --------------------------------------------

*    Period from November 1, 2006 to March 31, 2007.
**   Prior to 2007 the fund's fiscal year ended October 31.

         Brandywine Global Investment Management, LLC ("Brandywine Global"), 2929 Arch Street, 8th Floor, Philadelphia, Pennsylvania 19104, a wholly owned subsidiary of Legg Mason, serves as investment adviser to the fund pursuant to an Investment Advisory Agreement between Brandywine Global and LMFA ("Advisory Agreement"). Under the Advisory Agreement, Brandywine Global is responsible, subject to the general supervision of LMFA and the Board of Directors, for the actual management of the fund's assets, including responsibility for making decisions and placing orders to buy, sell or hold a particular security.

         For Brandywine Global's services to the fund, LMFA (not the fund) pays Brandywine Global a fee, computed daily and payable monthly of 60% of the fee received by LMFA from the fund, net of any waivers by LMFA. For the fiscal year ended March 31, Brandywine Global received advisory fees of (net of any waiver):

------------------------------ --------------------------------------------
      Fiscal Period                           Advisory Fees
------------------------------ --------------------------------------------
           2007*                                $143,384
------------------------------ --------------------------------------------
           2006**                               $338,513
------------------------------ --------------------------------------------
           2005**                               $349,915
------------------------------ --------------------------------------------
           2004**                               $367,613
------------------------------ --------------------------------------------

*    Period from November 1, 2006 to March 31, 2007.

**   Prior to 2007 the fund's fiscal year ended October 31.


         Under the Advisory Agreement and Management Agreement, LMFA and Brandywine Global will not be liable for any error of judgment or mistake of law or for any loss by the fund in connection with the performance of the Advisory Agreement or Management Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties under the respective Agreement.

         The Advisory Agreement and Management Agreement each terminate automatically upon assignment and are terminable at any time without penalty by vote of the Board of Directors, by vote of a majority of the fund's outstanding voting securities, or by LMFA or Brandywine Global, on not less than 60 days' notice to the other party to the Agreement, and may be terminated immediately upon the mutual written consent of all parties to the Agreement.

Portfolio Manager

         Scott L. Kuensell has been portfolio manger to the fund since 2000. The table below provides information regarding other accounts for which Mr. Kuensell has day-to-day management responsibility.


As of March 31, 2007:
                                                                        Number of Accounts      Assets Managed for
                                  Number of                             Managed for which      which Advisory Fee is
                                   Accounts     Total Assets Managed     Advisory Fee is         Performance-Based
       Type of Account             Managed                              Performance-Based
Registered Investment                 1            $96.5 million               N/A                      $0
    Companies
Other pooled investment               0                  $0                    N/A                      $0
    vehicle
Other accounts                       963            $1.2 billion               N/A                      $0

         As of March 31, 2007, Mr. Kuensell beneficially owned shares of Classic Valuation Fund with a value of between $500,001 and $1,000,000.


         Brandywine Global believes that there are no material conflicts of interest that arise in connection with its simultaneous management of its various portfolios. All portfolios within a given investment style are treated in a similar fashion for all investment decisions, unless a client provides specific investment restrictions. All trade executions of a given investment decision are allocated in an unbiased manner to avoid any conflict over allocation of investment opportunities.

         The fund's portfolio manager's compensation includes a fixed base salary coupled with a bonus which is based on 1) the manager's portfolio pre-tax performance versus the large cap value peer universe constructed by Frank Russell Company, 2) the overall profitability of all portfolios managed by the product group, and 3) Brandywine Global's overall profitability. The comparison to the large cap value peer universe includes one quarter, one year, three year, and five year time periods. The bonus calculation treats every account under the portfolio manager's direction in the same manner, including the fund. The portfolio manager is also eligible for options on Legg Mason stock, awarded annually and vested over a five-year period.

Code of Ethics

         The fund, LMFA, Brandywine Global, and LMIS each has adopted a code of ethics under Rule 17j-1 of the 1940 Act, which permits personnel covered by the code to invest in securities that may be purchased or held by the fund, but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing. With respect to transactions in Legg Mason funds, personnel covered by the code: must hold fund shares purchased for at least sixty days, unless a specific waiver is granted by the person's employer; and are prohibited from using their knowledge of the portfolio of a Legg Mason fund to engage in any trade or short-term trading strategy involving that fund.

Proxy Voting

         As the fund may hold various equity securities in its portfolio, it often has the right to vote by proxy on items of business with respect to the issuers whose securities it owns. The Legg Mason funds have developed proxy voting procedures whereby, subject to Board of Directors oversight, the advisers and/or sub-advisers that actually manage the assets of the fund are delegated the responsibility for assessing and voting the fund's proxies in accordance with their own proxy voting policies and procedures. These policies and procedures include specific provisions to determine when a conflict exists between the fund and its adviser and its affiliates. Copies of the proxy voting policies and procedures are attached to this SAI as Appendix B.


         Information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge through http://www.leggmason.com/funds/about/aboutlmf.asp#Results or the SEC's Internet site at http://www.sec.gov.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         The portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period. Short-term securities are excluded from the calculation.


         For the following fiscal periods, the fund's portfolio turnover rates were as follows:

------------------------------ --------------------------------------------
     Fiscal Period                       Portfolio Turnover Rate
------------------------------ --------------------------------------------
------------------------------ --------------------------------------------
           2007*                                   15%
------------------------------ --------------------------------------------
------------------------------ --------------------------------------------
           2006**                                  18%
------------------------------ --------------------------------------------
------------------------------ --------------------------------------------
           2005**                                  47%
------------------------------ --------------------------------------------

*    Period from November 1, 2006 to March 31, 2007.
**   Prior to 2007 the fund's fiscal year ended October 31.


         Variations in the fund's portfolio turnover rate from year to year may be due to a fluctuating volume of shareholder purchase and redemption orders or market conditions.

         Under the Advisory Agreement with the fund, Brandywine Global is responsible for the execution of the fund's portfolio transactions and must seek the most favorable price and execution for such transactions, subject to the possible payment, as described below, of higher brokerage commissions or spreads to broker-dealers who provide research and analysis. The fund may not always pay the lowest commission or spread available. Rather, in placing orders for the fund Brandywine Global also takes into account other factors bearing on the overall quality of execution, such as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below), and any risk assumed by the executing broker.

         Consistent with the policy of most favorable price and execution, Brandywine Global may give consideration to research, statistical and other services furnished by broker-dealers to it for its use, may place orders with broker-dealers who provide supplemental investment and market research and securities and economic analysis, and may pay to these broker-dealers a higher brokerage commission than may be charged by other broker-dealers, or a higher transaction fee on so-called "riskless principal" trades in certain Nasdaq securities. Such services include, without limitation, advice as to the value of securities; the advisability of investing in, purchasing, or selling securities;

advice as to the availability of securities or of purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Such research and analysis may be useful to Brandywine Global in connection with services to clients other than the fund whose brokerage generated the service. On the other hand, research and analysis received by Brandywine Global from brokers executing orders for clients other than the fund may be used for the fund's benefit. LMFA's and Brandywine Global's fees are not reduced by reason of their receiving such brokerage and research services.

         The fund may use brokerage firms affiliated with the fund's investment adviser ("affiliated broker") as its broker for agency transactions in listed and OTC securities at commission rates and under circumstances consistent with the policy of best execution. Commissions paid to affiliated brokers will not exceed "usual and customary brokerage commissions." Rule 17e-1 under the 1940 Act defines "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In the OTC market, the fund generally deals with responsible primary market-makers unless a more favorable execution can otherwise be obtained.


         For the fiscal year ended March 31, the fund paid the following brokerage commissions:

 ------------------------- -------------------------------------------
           Year                      Brokerage Commissions Paid
 ------------------------- -------------------------------------------
 ------------------------- -------------------------------------------
           2007*                                $85,635*
 ------------------------- -------------------------------------------
 ------------------------- -------------------------------------------
           2006***                             $58,755**
 ------------------------- -------------------------------------------
 ------------------------- -------------------------------------------
           2005***                              $165,875
 ------------------------- -------------------------------------------
 ------------------------- -------------------------------------------
           2004 ***                            $200,629
 ------------------------- -------------------------------------------

*    Period from November 1, 2006 to March 31, 2007.

** The decrease in commissions paid by the fund during the fiscal year ended October 31, 2006 relative to the prior years was due to a decrease in the volume and frequency of trades in the past year and by the effect of slightly lower commission rates.

***  Prior to 2007 the fund's fiscal year ended October 31.

         For the fiscal periods ended March 31, 2007 and October 31, 2006, 2005 and 2004 no affiliated brokers received brokerage commissions from the fund.

         On March 31, 2007, the fund held securities of its regular broker-dealers or parent companies of its regular broker-dealers as follows:

---------------------------------- ---------------------------------
          Name                               Market Value
---------------------------------- ---------------------------------
---------------------------------- ---------------------------------
The Goldman Sachs Group, Inc.                $2,376,245
---------------------------------- ---------------------------------
---------------------------------- ---------------------------------
Morgan Stanley Dean Witter & Co.             $1,969,000
---------------------------------- ---------------------------------
---------------------------------- ---------------------------------
Merrill Lynch & Co., Inc.                    $1,935,579
---------------------------------- ---------------------------------


         Except as permitted by SEC rules or orders, the fund may not buy securities from, or sell securities to, LMIS or its affiliated persons as principal, including so-called "riskless principal" trades. The Board of Directors has adopted procedures in conformity with Rule 10f-3 under the 1940 Act whereby the fund may purchase securities that are offered in certain underwritings in which LMIS or any of its affiliated persons is a participant. These procedures, among other things, limit the fund's investment in the amount of securities of any class of securities offered in an underwriting in which LMIS or any of its affiliated persons is a participant so that the fund, together with all other registered investment companies having the same adviser and all private accounts controlled by the same adviser, may not purchase more than 25% of the principal amount of the offering of such class. In addition, the fund may not purchase securities during the existence of an underwriting if LMIS is the sole underwriter of those securities. In no case in which the fund purchases securities in an underwriting in which LMIS or any affiliated person is a participant can the fund purchase the securities from LMIS or the affiliated person.

         Section 11(a) of the Securities Exchange Act of 1934, as amended, prohibits LMIS from receiving compensation for executing transactions on an exchange for its affiliates, such as the fund, unless the affiliate expressly consents by written contract. The Advisory Agreement expressly provides such consent.

         Investment decisions for the fund are made independently from those of other funds and accounts advised by LMFA or Brandywine Global. However, the same security may be held in the portfolios of more than one fund or account. When two or more accounts simultaneously engage in the purchase or sale of the same security, the prices and amounts will be equitably allocated to each account. In some cases, this procedure may adversely affect the price or quantity of the security available to a particular account. In other cases, however, an account's ability to participate in large-volume transactions may produce better executions and prices.

                             THE FUND'S DISTRIBUTOR

         LMIS acts as distributor of the fund's shares pursuant to a Distribution Agreement with the fund. Except as noted in the Prospectus, the Corporation's shares are distributed in a continuous offering. The Distribution Agreement obligates LMIS to promote the sale of fund shares and to pay certain expenses in connection with its distribution efforts, including expenses for the printing and distribution of prospectuses and periodic reports used in connection with the offering to prospective investors (after the prospectuses and reports have been prepared, set in type and mailed to existing shareholders at the fund's expense), and for supplementary sales literature and advertising costs.

         The fund has adopted a Distribution Plan ("Plan") for Primary Class shares which, among other things, permits the fund to pay LMIS fees for its services related to sales and distribution of Primary Class shares and the provision of ongoing services to Primary Class shareholders. Payments are made only from assets attributable to Primary Class shares. Under the Plan, the aggregate fees may not exceed 1.00% of the fund's annual average daily net assets attributable to Primary Class shares. Distribution activities for which such payments may be made include, but are not limited to, compensation to persons who engage in or support distribution and redemption of shares, printing of prospectuses and reports for persons other than existing shareholders, advertising, preparation and distribution of sales literature, overhead, travel and telephone expenses, all with respect to Primary Class shares only.

         Amounts payable by the fund under the Plan need not be directly related to the expenses actually incurred by LMIS on behalf of the fund. The Plan does not obligate the fund to reimburse LMIS for the actual expenses LMIS may incur in fulfilling its obligations under the Plan. Thus, even if LMIS' actual expenses exceed the fee payable to LMIS at any given time, the fund will not be obligated to pay more than that fee. If LMIS' expenses are less than the fee it receives, LMIS will retain the full amount of the fee.

         With respect to Primary Class shares, LMIS and LMFA agreed to waive their fees for the fund, if necessary to achieve the limits described in "The Fund's Investment Adviser and Manager" above.

         The Plan was adopted, as required by Rule 12b-1 under the 1940 Act, by a vote of the Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Plan or the Distribution Agreement ("12b-1 Directors"). In approving the establishment or continuation of the Plan, in accordance with the requirements of Rule 12b-1, the directors determined that there was a reasonable likelihood that the Plan would benefit the fund and its Primary Class shareholders. The directors considered, among other things, the extent to which the potential benefits of the Plan to the fund's Primary Class shareholders could offset the costs of the Plan; the likelihood that the Plan would succeed in producing such potential benefits; the merits of certain possible alternatives to the Plan; and the extent to which the retention of assets and additional sales of the fund's Primary Class shares would be likely to maintain or increase the amount of compensation paid by the fund to LMFA and Brandywine Global.

         In considering the costs of the Plan, the directors gave particular attention to the fact that any payments made by the fund to LMIS under the Plan would increase the fund's level of expenses applicable to Primary Class in the amount of such payments. Further, the directors recognized that LMFA and Brandywine Global would earn greater management or advisors fees if the fund's assets were increased, because such fees are calculated as a percentage of the fund's assets and thus would increase if net assets increase. The directors further recognized that there can be no assurance that any of the potential benefits described below would be achieved if the Plan was implemented.

         Among the potential benefits of the Plan, the directors noted that the payment of commissions and service fees to LMIS for payment to securities brokers and their registered representatives could motivate them to improve their sales efforts with respect to the fund's Primary Class shares and to maintain and enhance the level of services they provide to the fund's Primary Class shareholders. These efforts, in turn, could lead to increased sales and reduced redemptions, eventually enabling the fund to achieve economies of scale and lower per share operating expenses. Any reduction in such expenses could serve to offset, at least in part, the additional expenses incurred by the fund in connection with its Plan. Furthermore, the investment management of the fund could be enhanced, as any net inflows of cash from new sales might enable its portfolio manager to take advantage of attractive investment opportunities, and the possible reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the funds necessary to meet the redemption requests.

         As compensation for its services and expenses, LMIS receives from the fund an annual distribution fee equivalent to 0.75% of its average daily net assets attributable to Primary Class shares and a service fee equivalent to 0.25% of its average daily net assets attributable to Primary Class shares in accordance with the Plan. All distribution and service fees are calculated daily and paid monthly.

         The Plan will continue in effect only so long as it is approved at least annually by the vote of a majority of the Board of Directors, including a majority of the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be terminated by a vote of a majority of the 12b-1 Directors or by a vote of a majority of the outstanding voting Primary Class shares. Any change in the Plan that would materially increase the distribution costs to the fund requires shareholder approval of the Primary Class; otherwise the Plan may be amended by the directors, including a majority of the 12b-1 Directors.

         Rule 12b-1 requires that any person authorized to direct the disposition of monies paid or payable by the fund, pursuant to the Plan or any related agreement, shall provide the Board of Directors, and the directors shall review, at least quarterly, a written report of the amounts so expended pursuant to the Plan and the purposes for which the expenditures were made


         For the fiscal period November 1, 2006 to March 31, 2007, the fund incurred distribution and/or service fees (prior to waivers) of $380,955 with respect to Primary Class shares. For the fiscal period ended March 31, 2007, the fund's distributor waived distribution fees of $0.

         For the fiscal period ended October 31, 2006, the fund incurred distribution and/or service fees (prior to waivers) of $821,844 with respect to Primary Class shares. For the fiscal period ended October 31, 2006, the fund's distributor waived distribution fees of $64,104.

         For the period November 1, 2005 to November 30, 2005, Legg Mason Wood Walker Incorporated ("LMWW"), the fund's previous distributor, incurred the following expenses in connection with distribution and shareholder services with respect to Primary Class shares of the fund:

---------------------------------------------------- ---------------------------
LMWW's expenses incurred                                       Primary Class
---------------------------------------------------- ---------------------------
Compensation to sales personnel                                $67,000
---------------------------------------------------- ---------------------------
Advertising                                                    $57,000
---------------------------------------------------- ---------------------------
Printing and mailing of prospectus                             $13,000
to prospective shareholders
---------------------------------------------------- ---------------------------
Administration, overhead and corporate training                $14,000
---------------------------------------------------- ---------------------------
Total expenses                                                 $151,000
---------------------------------------------------- ---------------------------


         On December 1, 2005, LMIS became the distributor for the fund and the majority of actual sales of fund shares and servicing of shareholder accounts was performed by unaffiliated dealers. For the period December 1, 2005 to October 31, 2006, LMIS incurred the following expenses in connection with Primary Class share distribution and shareholder services with respect to Primary Class shares of the fund:

---------------------------------------------------- ---------------------------
LMIS' expenses incurred                                        Primary Class
---------------------------------------------------- ---------------------------
Compensation to sales personnel                                 $742,000
---------------------------------------------------- ---------------------------
Advertising                                                     $629,000
---------------------------------------------------- ---------------------------
Printing and mailing of prospectus                              $138,000
to prospective shareholders
---------------------------------------------------- ---------------------------
Administration, overhead and corporate training                 $154,000
---------------------------------------------------- ---------------------------
Total expenses                                                 $1,663,000
---------------------------------------------------- ---------------------------


         For the fiscal period November 1, 2006 to March 31, 2007, LMIS incurred the following expenses in connection with Primary Class share distribution and shareholder services with respect to Primary Class shares of the fund:

---------------------------------------------------- ---------------------------
LMIS' expenses incurred                                        Primary Class
---------------------------------------------------- ---------------------------
Compensation to sales personnel                                  $348,000
---------------------------------------------------- ---------------------------
Advertising                                                      $286,000
---------------------------------------------------- ---------------------------
Printing and mailing of prospectus                                $63,000
to prospective shareholders
---------------------------------------------------- ---------------------------
Administration, overhead and corporate training                   $70,000
---------------------------------------------------- ---------------------------
Total expenses                                                   $767,000
---------------------------------------------------- ---------------------------


         The foregoing are estimated and do not include all expenses fairly allocable to LMWW's, LMIS' or their affiliates' efforts to distribute Primary Class shares.

                            CAPITAL STOCK INFORMATION

         The Articles of Incorporation of Light Street Trust authorize issuance of 300 million shares of common stock, par value $0.001 per share of Legg Mason Classic Valuation Fund and may issue additional series of shares. The fund currently offers two classes of shares - Primary Class shares and Institutional Class shares. Each class represents interests in the same pool of assets. A separate vote is taken by a class of shares of the fund if a matter affects just that class of shares. Each class of shares may bear certain differing class-specific expenses and sales charges, which may affect performance.

         Each share in the fund is entitled to one vote for the election of directors and any other matter submitted to a vote of fund shareholders. Fractional shares have fractional voting rights. Voting rights are not cumulative. All shares in the fund are fully paid and nonassessable and have no preemptive or conversion rights.

         Shareholder meetings will not be held except: where the 1940 Act requires a shareholder vote on certain matters (including the election of directors, approval of an advisory contract, and certain amendments to the plan of distribution pursuant to Rule 12b-1); at the request of a majority of the shares entitled to vote as set forth in the Bylaws of Light Street Trust; or as the Board of Directors from time to time deems appropriate.

         THE FUND'S CUSTODIAN AND TRANSFER AND DIVIDEND-DISBURSING AGENT

         State Street Bank and Trust Company ("State Street"), P.O. Box 1713, Boston, Massachusetts 02105, serves as custodian of the fund's assets. BFDS, P.O. Box 953, Boston, Massachusetts 02103, as agent for State Street, serves as transfer and dividend-disbursing agent to the fund and administrator of various shareholder services. LM Fund Services, Inc. ("LMFS") serves as sub-transfer agent to the fund assisting BFDS with certain of its duties as transfer agent. LMFS, an affiliate of LMIS, receives from BFDS for its services a percentage of the per account fees the fund pays BFDS for transfer agency services. Shareholders who request a historical transcript of their account will be charged a fee based upon the number of years researched. The fund reserves the right, upon 60 days' prior written notice, to institute other charges on shareholders to cover the fund's administrative costs. LMFS may also receive compensation for providing certain shareholder services to Institutional Class shareholders.

                            THE FUND'S LEGAL COUNSEL

         Kirkpatrick & Lockhart Preston Gates Ellis LLP, 1601 K Street, N.W., Washington, D.C. 20006-1600, serves as counsel to the Corporation.

            THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         PricewaterhouseCoopers LLP, 100 E. Pratt Street, Baltimore, MD 21202, serves as independent registered public accounting firm to the Corporation.

                              FINANCIAL STATEMENTS


         The Annual Report to Shareholders for the period ended March 31, 2007, contains the fund's financial statements, accompanying notes and the report of PricewaterhouseCoopers LLP, the fund's independent registered public accounting firm, all of which are hereby incorporated by reference herein.

                                                                      Appendix A

                              RATINGS OF SECURITIES

Description of Moody's Investors Service, Inc. ("Moody's") Ratings:

Long-Term Debt Ratings

         Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues an obligation rated Aaa is judged to be of the highest quality, with minimal credit risk.

         Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities. An obligation rated Aa is judged to be of high quality and are subject to very low credit risk. Obligations rated Aaa and Aa comprise what are generally known as high-grade bonds.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future. An obligation rated A is considered upper-medium grade and are subject to low credit risk.

         Baa - Bonds which are rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. An obligation rated Baa is subject to moderate credit risk. Obligations rated Baa are considered medium grade and as such may possess certain speculative characteristics.

         Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. An obligation rated Ba is judged to have speculative elements and is subject to substantial credit risk.

         B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. An obligation rated B is considered speculative and is subject to high credit risk.

         Caa - Bonds which are rated Caa are judged to be of poor standing and are subject to very high credit risk. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca - Bonds which are rated Ca represent obligations which are judged to be highly speculative in a high degree and are likely in, or very near, default, with some prospect for recovery of principal and interest. Such issues are often in default or have other marked shortcomings.

         C - An obligation rated C is the lowest rated class of bonds and is typically in default, with little prospect for recovery of principal or interest.

         Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Debt Ratings

         Prime-1 - Issuers with a Prime-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations.

     Prime-2 - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations.

     Prime-3 - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short-term obligations.

     Not Prime - Issuers (or supporting institutions) rated not prime do not fall within any of the Prime rating categories.

Description of Standard & Poor's ("S&P") Ratings:

Long-Term Issue Credit Ratings

         AAA - An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         AA - An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         A - An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         BBB - An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         BB - An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         B - An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         CCC - An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         CC - An obligation rated CC is currently highly vulnerable to nonpayment.

         C - An obligation rated C is currently vulnerable to nonpayment. The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A `C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

         R - An obligor rated R is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations and not to others.

         SD and D - An obligor rated SD (Selective Default) or D has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A D rating is assigned when Standard & Poor's believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An SD rating is assigned when Standard & Poor's believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner.

         Plus (+) or minus (-) - The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         c - The `c' subscript indicates that a bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

         p - The letter p indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

         * - Continuance of ratings is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

         r -The r is attached to highlight derivatives, hybrids and certain other obligations that S&P believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities whose principal or interest return is indexed to equities, commodities or other instruments. The absence of an `r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

         N.R. Not rated.

Commercial Paper

       A-1. - A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

       A-2. - A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory

       A-3. - A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                                                                      Appendix B

                                LEGG MASON FUNDS
                              PROXY VOTING POLICIES
                               (Revised 8/11/2004)

These policies are designed to address the rights and responsibility of the Legg Mason funds to ensure that proxies held by the funds are voted in the best interests of each respective fund. Some Legg Mason funds, particularly fixed-income funds, will rarely own securities that have corresponding voting rights. Other funds, however, own equity securities and these policies are designed to assure that proxies are voted in the best interests of the funds, to address potential conflicts of interest, and to keep proxy voting records.

1. Voting Proxies - Proxies solicited for items of business with respect to issuers whose voting securities are owned by a Legg Mason fund, if voted by the fund, must be voted in the best interests of the fund.

2. Proxy Voting Policies of Advisers to Legg Mason Funds - Each investment adviser and sub-adviser to a Legg Mason fund must have written proxy voting policies and procedures, including policies and procedures to address potential material conflicts between an adviser and its clients (including the fund). Each different adviser may have different proxy voting policies and procedures that are individually tailored to fit its respective businesses and investment styles.

3. Funds' Proxy Voting Policies and Procedures - The investment advisers and sub-advisers to the Legg Mason funds are responsible for managing the assets of the fund or funds they manage, including voting proxies. In accordance with the procedures noted below, the Board of Directors/Trustees of the Legg Mason funds will initially and periodically review and approve the use of the advisers' policies for the voting of the funds' proxies. The policies and procedures that a fund will utilize with respect to proxy voting shall be the proxy voting policies and procedures of the adviser or sub-adviser that actually manages the assets of the fund. Each adviser or sub-adviser is responsible for maintaining all proxy voting records required to be established and maintained by the Legg Mason funds and shall provide such records to the funds upon request.

4. Annual Review - An adviser's proxy voting policies and procedures must be initially reviewed and their use on behalf of a Legg Mason fund approved by the Board of Directors/Trustees. In addition, on an annual basis, each adviser must report any significant problems that arose during the year, any material conflicts, how such conflicts were addressed, and the total number of proxies voted during the previous year. Advisers should also be prepared to discuss any novel or controversial proxy votes during their semi-annual reports to the Board of Directors/Trustees and any votes that were made inconsistent with the adviser's stated proxy voting policies and procedures.

5. Changes to Advisers' Policies and Procedures - On an annual basis, any changes to an adviser's proxy voting policies and procedures, as relevant to the funds, must be reported to the Board of Directors/Trustees, which shall review and, in its discretion, approve the use of such amended proxy voting policies and procedures.

                          Legg Mason Fund Adviser, Inc.
                               Proxy Voting Policy


LMFA delegates to each sub-adviser the responsibility for voting proxies for its funds, as applicable, to each sub-adviser through its contracts with each sub-adviser. Each sub-adviser may use its own proxy voting policies and procedures to vote proxies of the funds if the funds' Board reviews and approves the use of those policies and procedures. Accordingly, LMFA does not expect to have proxy voting responsibility for any of the funds.

Should LMFA become responsible for voting proxies for any reason, such as the inability of a sub-adviser to provide investment advisory services, LMFA shall utilize the proxy voting guidelines established by the most recent sub-adviser to vote proxies until a new sub-adviser is retained and the use of its proxy voting policies and procedures is authorized by the Board. In the case of a material conflict between the interests of LMFA (or its affiliates if such conflict is known to persons responsible for voting at LMFA) and any fund, the Board of Directors of LMFA shall consider how to address the conflict and/or how to vote the proxies. LMFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations.

LMFA shall be responsible for gathering relevant documents and records related to proxy voting from each sub-adviser and providing them to the funds as required for the funds to comply with applicable rules under the Investment Company Act of 1940. LMFA shall also be responsible for coordinating the provision of information to the Board with regard to the proxy voting policies and procedures of each sub-adviser, including the actual proxy voting policies and procedures of each sub-adviser, changes to such policies and procedures, and reports on the administration of such policies and procedures.

Questions regarding this policy should be referred to the Legal and Compliance Department of Legg Mason, Inc.

                  BRANDYWINE GLOBAL INVESTMENT MANAGEMENT, LLC

                       Proxy Voting and Corporate Actions

Policy:



Brandywine has a responsibility to its clients for voting proxies for portfolio securities consistent with the best economic interests of its clients. Brandywine maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm's proxy policies and practices. The policy and practice includes the fact that the firm has a responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.


Background:



Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.


Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

Responsibility:



Compliance has the responsibility for the implementation and monitoring of the firm's proxy voting policy, practices, disclosures and record keeping, including outlining voting guidelines in the procedures.



Procedures:


Brandywine has implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and the Investment Advisers Act of 1940 ("Advisers Act"). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents.

In exercising its voting authority, Brandywine will not consult or enter into agreements with officers, directors or employees of its parent, Legg Mason Inc., or any of its affiliates, regarding the voting of any securities owned by its clients.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Brandywine's contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Brandywine believes appropriate).

Voting Authority


o Brandywine shall assume the responsibility and authority with respect to the voting of proxies for all client accounts, unless such responsibility and authority expressly have been delegated to others or reserved to the trustee or other named fiduciary of a client account. In no event will Brandywine's authority to vote proxies obligate it to undertake any shareholder activism on behalf of any client.

o Brandywine's clients shall be responsible for notifying their custodians of the name and address of the person or entity with voting authority.


o Brandywine's Legal and Compliance Department is responsible for overseeing the proxy voting process. The gathering and voting of proxies is coordinated through the Administrative Department and Brandywine maintains internal procedures to govern the processing of proxies, including handling client requests and monitoring for potential material conflicts. Research analysts, corporate action specialists and portfolio managers, otherwise referred to as voting persons, are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

o Brandywine will not decline to vote proxies except in extraordinary circumstances, nor will Brandywine accept direction from others with regard to the voting of proxies. Brandywine will take the investment guidelines of an account into consideration in deciding how to vote on a particular issue.


o Brandywine may vote proxies related to the same security differently for each client.

o Brandywine seeks to identify any material conflicts that may arise between the interests of Brandywine and its clients in accordance with the following procedures. Except for extraordinary circumstances, in any such instance, the material conflict will be resolved by either excluding any conflicted person from the voting process or by voting in accordance with the recommendation of Institutional Shareholder Services (ISS), an independent third party.

o All relevant proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed may include whether Brandywine manages assets for the issuer, a shareholder proponent or an employee group of the issuer or otherwise has a current or potential business relationship with the issuer; whether Brandywine, one of its officers or directors or any voting person is a close relative of or has any personal or business relationship with the issuer (excluding normal commercial transactions and investment relationships where there is no special treatment), with an officer, director or other executive person at the issuer, with a candidate for election to the board of the issuer or with a shareholder proponent; whether there is any other material business or personal relationship which may create an interest in the outcome of the matter on the part of a voting person; or whether an affiliate of Brandywine's has a conflict as described above which is known to Brandywine's voting persons. Conflicts of this nature will be considered material.
         If the conflict pertains to an individual voting person that person will exclude him- or herself from the vote determination process in order to shield the Brandywine and other voting persons from the conflict, provided the compliance department believes that the other voting persons can determine a vote completely separate from the conflicted voting person. If the conflict cannot be contained, the proxy is voted according to the recommendation of ISS. Any time a material conflict is encountered, Brandywine will keep records on the nature of the conflict, the actual vote and the basis for the vote determination.

Voting Guidelines

o Proxies will not be voted without an analysis of the underlying issues involved.

o Brandywine's proxy voting policy at all times shall be directed toward maximizing the value of the assets of managed accounts, for the benefit of the accounts' ultimate owners/beneficiaries.

o Any item on a proxy, which would tend to inhibit the realization of maximum value, may receive a negative vote from Brandywine. Examples of such items would be staggered terms for directors, restrictions against cumulative voting, and establishment of different classes of stock, excessive compensation, poor stewardship, or any activity, which could be viewed as a "poison pill" maneuver.

o On other matters specific to a company, such as the election of directors, the appointment of auditors, granting of options, repricing of options, mergers and other material issues, a decision shall be made in conjunction with the primary analyst responsible for overseeing that company, consistent with the policy of maximizing value.

Voting Records & Client Notification

o A complete record and file of all votes cast shall be maintained by Brandywine for the period prescribed by the Securities Exchange Commission. Brandywine will similarly maintain copies of policies and procedures, proxy booklets, copies of any documents created by Brandywine that were material to making a decision how to vote proxies and a log of proxy requests and responses.

              A proxy log shall be maintained by Brandywine that includes the issuer name, exchange ticker symbol, CUSIP number, shareholder meeting date, brief identification of the matter voted on, whether the matter was proposed by the issuer or by a shareholder of the issuer, whether a vote was cast on the matter, record of how the vote was cast, and whether the vote was cast for or against the recommendation of the issuer's management team.

o Clients may obtain information with regard to the manner in which their proxies were voted, as well as detailed policies and procedures by contacting Brandywine, Three Christina Centre, 201 N. Walnut Street, Suite 1200, Wilmington, Delaware 19801, attention: Proxy administrator.

In addition, a description of these Policies shall be provided to new clients prior to the inception of their account, simultaneous with the provision of Brandywine's Disclosure Brochure whenever possible.



Administration of Proxies

o At the inception of a new account over which Brandywine has domestic proxy voting authority:

o New client information is entered onto the appropriate "Proxy System" (ProxyEdge (ADP) for domestic securities and ISS for global securities).

o Custodians are notified by the Client that proxies should be forwarded to Brandywine.

o Those proxies that arrive in the Mail Room are sorted and forwarded to a Proxy Administrator.

o Proxies are placed in date order into pending vote proxy files by a Proxy Administrator.

o Proxies are cross-referenced against the Alert List (discussed under Identifying Potential Conflicts).

o Proxies are then distributed to either the appropriate investment team, or, in those instances where a proxy matches an Alert List entry, to the Legal and Compliance Department.

o In the event that no material conflict exists, the following procedures apply:
o The voting person's initials are entered onto the Proxy System's tickler file in the analyst block.(1)
o Ballots are voted by a voting person and are returned to a Proxy Administrator for processing on the Proxy System.
o If a material conflict exists, a Proxy Administrator will obtain a copy of the Institutional Shareholder Services recommendation, which will be attached to the ballot.
o The voting person will then either (i) complete the Proxy System ballot in accordance with the attached recommendation; or (ii) exclude themselves in writing from voting the proxy.
o A Proxy Administrator will redirect the proxy to another voting person in instances where an exclusion has occurred.
o Where applicable, a Proxy Administrator will verify that the ballot was in fact voted in accordance with the ISS recommendation before entering it onto the Proxy System.
o The proxy booklets and Proxy System ballots are subjected to an approval process by a Proxy Administrator(1).
o During the approval process, ballot shares are matched against holdings shares(1).
o Discrepancies are researched through Brandywine's internal data warehouse and custodian banks are contacted where necessary to reconcile share amounts.
o Brandywine personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above could be completed before the applicable deadline for returning proxy votes.
o Any pending unvoted meetings are reviewed and monitored on a daily basis by Proxy Administrators.
o        All voting records are maintained within the Proxy Systems.
o Proxy booklets and all additional information (including copies of any documents created by Brandywine that were material to making a decision how to vote proxies) are filed.


Administration of Client Requests
o All client requests for proxy information (both written and oral), including but not limited to voting records and requests for detailed Policies and Procedures, are referred to a Proxy Administrator.

o All requests are entered onto a Proxy Request Log maintained by a Proxy Administrator. Information on the log includes the date of the request, the content of the request and the date of the response by Brandywine.

o The Proxy Administrator works in conjunction with the Client Service Department to respond to all requests in writing.

o Copies of all written requests and responses thereto, including voting record reports, are maintained in a separate Proxy Request file.


Identifying Potential Conflict of interest

Personal Conflicts

o Each voting person must certify in writing at the beginning of each proxy season that he or she will notify the Legal and Compliance Department of:
1.   any potential personal conflict with regard to a specific proxy; and
2. any potential conflict of which they become aware relating to another voting person.

_________________
(1) This step applies only to the ADP system for domestic proxies.

o Potential conflicts should be interpreted broadly in order to capture instances where a conflict of interest could be perceived to exist by a third party. An objective `reasonableness' standard should be applied as opposed to a subjective determination that the individual is not in fact conflicted.
o The following are examples of potential personal conflicts which are extracted from the SEC's Final Rule(2):
o The adviser may also have business or personal relationships with participants in proxy contests, corporate directors or candidates for directorships. For example, an executive of the adviser may have a spouse or other close relative that serves as a director or executive of a company.
o Any Board positions held on a publicly traded company by a voting person (as evidenced by their most recent Code of Ethics Certification) will be examined on a case-by-case basis as proxy votes arise in that security.
o A list of potentially conflicted securities ("Alert List") will be provided to the Proxy Administrators, who will cross-reference proxy votes as they arise.
o Any proxies matching securities on the Alert List will be referred to the Legal and Compliance Department for an assessment of the materiality of the conflict.


Professional Conflicts

o In order to identify instances where a professional association could be perceived as a conflict of interest between Brandywine and a client for purposes of proxy voting, the following procedures will be followed:
o The names of all clients who are directly connected to a publicly traded security, through a significant ownership interest, which was held by a Brandywine account during the relevant proxy period will be added to the Alert List.
o The names of all significant prospects who are directly connected to a publicly traded security, through a significant ownership interest, which was held by a Brandywine account during the relevant proxy period will be added to the Alert List.
o The Alert List will be cross-referenced by the Proxy Administrators against proxies on a day-to-day basis.







--------
(2) 17 CFR Part 275 [Release No. IA-2106; File No. S7-38-02], RIN 3235-AI65

                       Legg Mason Light Street Trust, Inc.

Part C.     Other Information

Item 23.    Exhibits

(a)     Articles of Incorporation (1)
        (i)     Articles of Amendment dated August 12, 1999 (3)
        (ii)    Articles Supplementary dated August 12, 1999 (3)
        (iii)   Articles of Amendment dated October 19, 1999 (4)
        (iv)    Articles of Amendment dated October 16, 2000 (5)
        (v)     Articles of Amendment dated December 11, 2000 (5)
        (vi)    Articles of Amendment dated September 24, 2001 (6)

(b)     Amended and Restated Bylaws (7)

(c) Instruments defining the rights of security holders with respect to Legg Mason Light Street Trust, Inc. are contained in the following:
        (i) Articles of Incorporation, which are incorporated herein by reference as Exhibit (b)(1)(a) to Item 24 of Part C of the Initial Registration Statement, SEC File No. 333-61525, filed August 14, 1998, and subsequent amendments thereto, and (ii) Amended and Restated Bylaws, which are incorporated herein by reference as Exhibit (b) to Item 23 of Part C of Post-Effective Amendment No. 9 to the Registration Statement, SEC File No. 333-61525, filed December 20, 2002.

(d)     (i)     Investment Advisory Agreement - Classic Valuation (5)
        (ii)    Management Agreement - Classic Valuation (5)
        (iii)   Fee Waiver Agreement - Classic Valuation (11)

(e)     Distribution Agreement (11)
        (i)     Anti-Money Laundering Delegation Agreement dated November 3,
                2006 (11)
        (ii)    No. 1 to the Distribution Agreement dated December 15, 2006 (11)

(f)     Bonus, profit sharing or pension plans - none

(g)     (i)     Custodian Contract (5)
        (ii)    Amendment to Custodian Contract dated July 1, 2001 (6)

(h)     (i)     Transfer Agency and Service Agreement (5)
        (ii)    Amendment to Transfer Agency and Service Agreement dated
                November 1, 2001 (7)
        (iii)   Amended and Restated Delegation Amendment to Transfer
                Agency and Service Agreement (11)
        (iv)    Fax-in Processing Instructions (11)
        (v)     Cut-off Processing Instructions (11)

(i)     Opinion of counsel -- filed herewith

(j) Consent of Independent Registered Public Accounting Firm -- filed herewith

(k)     Financial statements omitted from Item 22 - none

(l) Agreement for providing initial capital with respect to the Registrant (2)

(m)     (i)     Primary Class Distribution Plan pursuant to Rule 12b-1 (5)
        (ii)    Amendment to the Primary Class Distribution Plan (10)

(n)     Amendment to Multiple Class Plan Pursuant to Rule 18f-3 (8)

(p) Code of Ethics for the fund, its investment adviser, and its principal underwriter
        (i)     Legg Mason Funds and Legg Mason Investor Services, LLC (9)
        (ii)    Brandywine Global Investment Management, LLC (10)

(1) Incorporated herein by reference to corresponding exhibit of the initial Registration Statement of Legg Mason Light Street Trust, Inc., SEC File No. 333-61525, filed August 14, 1998.

(2) Incorporated herein by reference to corresponding exhibit of Pre-Effective Amendment No. 1 to the Registration Statement of Legg Mason Light Street Trust, Inc., SEC File No. 333-61525, filed January 22, 1999.

(3) Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 1 to the Registration Statement of Legg Mason Light Street Trust, Inc., SEC File No. 333-61525, filed August 13, 1999.

(4) Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 3 to the Registration Statement of Legg Mason Light Street Trust, Inc., SEC File No. 333-61525, filed October 27, 1999.

(5) Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 7 to the Registration Statement of Legg Mason Light Street Trust, Inc., SEC File No. 333-61525, filed December 19, 2000.

(6) Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 8 to the Registration Statement of Legg Mason Light Street Trust, Inc., SEC File No. 333-61525, filed January 29, 2002.

(7) Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 9 to the Registration Statement of Legg Mason Light Street Trust, Inc., SEC File No. 333-61525, filed December 20, 2002.

(8) Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 14 to the Registration Statement of Legg Mason Light Street Trust, Inc., SEC File No. 333-61525, filed May 27, 2005.

(9) Incorporated herein by reference to corresponding Exhibit of Post Effective Amendment No. 25 to the Registration Statement of Legg Mason Growth Trust, Inc., SEC File No. 33-89090, filed April 25, 2007.

(10) Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 16 to the Registration Statement of Legg Mason Light Street Trust, Inc., SEC File No. 333-61525, filed February 28, 2006.

(11) Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 17 to the Registration Statement of Legg Mason Light Street Trust, Inc., SEC File No. 333-61525, filed February 26, 2007.



Item 24.    Persons Controlled By or Under Common Control with Registrant

             None

Item 25.    Indemnification

Reference is made to Article 11 of Registrant's Amended and Restated Articles of Incorporation, Article 10 of Registrant's Amended and Restated Bylaws, Section 2-418 of the Maryland General Corporation Law and Section 10 of the Distribution Agreement. Article 10 of Registrant's Amended and Restated Bylaws also provides that certain expenses incurred in defending a proceeding involving directors, officers, employees and agents will be paid by the Corporation in advance of a final disposition thereof if certain conditions are met.

In Section 10 of the Distribution Agreement relating to the securities offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended ("Securities Act"), against certain types of civil liabilities arising in connection with the Registration Statement or the Prospectus and Statement of Additional Information.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.    Business and Other Connections of Manager and Investment Adviser

I. Legg Mason Fund Adviser, Inc. ("LMFA") is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The following is a list of other substantial business activities in which directors, officers or partners of LMFA have been engaged as director, officer, employee, partner or trustee.


Mark R. Fetting         President, Chairman and Director, LMFA
                        Senior Executive Vice President, Legg Mason, Inc.
                        Director, LMCM
                        Managing Director, LMIS
                        Director, LMFunds
                        Manager, Royce

Thomas J. Hirschmann    Vice President and Director, LMFA
                        Senior Vice President, Legg Mason, Inc.
                        Vice President and Director, Nova Scotia
                        Director, LMIC
                        Director, Barrett
                        Director, Bartlett
                        Director, Batterymarch
                        Director, Brandywine Singapore
                        Director, LMAM Australia
                        Director, LMAM Japan
                        Director, LM Holdings
                        Director, LMH Australia
                        Director, LMH UK
                        CEO and Director, LMIE
                        Director, LMIE Hong Kong
                        Director, LMIE Singapore
                        Director, LMI Funds
                        Director, LMI Europe
                        Director, LMIH
                        Director, LMIH Hong Kong
                        Director, LMI Taiwan
                        Director, LMIH Taiwan
                        Director, LMIM
                        Director, LMMS Hong Kong
                        Director, LMS Japan
                        Chairman and Director, LM Poland
                        Chairman and Director, LM Poland II

                        Director, LM Intl Hldg
                        Director, PCM I
                        Director, PCM II
                        Vice President, LMIS
                        Director, WAM Singapore

Gregory T. Merz         Vice President and Secretary, LMFA
                        Vice President and Deputy General Counsel,
                                Legg Mason, Inc.



II. Brandywine Global Investment Management, LLC ("Brandywine") is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The following is a list of other substantial business activities in which directors, officers or partners of Brandywine have been engaged as director, officer, employee, partner or trustee.

Peter L. Bain           Manager, Brandywine
                        Director, Brandywine Singapore
                        Senior Executive Vice President, Legg Mason, Inc.
                        Director, LMCM
                        Director, Nova Scotia
                        Director, Barrett
                        Director, Bartlett
                        Vice President, BMML
                        Director, LMH UK
                        Director, LM Funding
                        Director, LM Properties
                        Director, LMRG
                        President, LMCRES
                        President and Director, LM Tower
                        Director, PCM I
                        Director, PCM II
                        Director, Permal
                        Manager, Royce
                        Director, WAM
                        Director, WAMCL
                        Director, WAM Tokyo
                        Director, WAM Australia
                        Director, WAMCO Hldgs Ltd.
                        Director, WAM Singapore

Thomas C. Merchant      Assistant Secretary, Brandywine
                        Vice President, Deputy General Counsel and Assistant
                                Secretary, Legg Mason, Inc.
                        Secretary, Barrett
                        Assistant Secretary, Bartlett
                        Secretary, LMFunds
                        Secretary, LMIC
                        Vice President and Secretary, LM Funding
                        Secretary, LMREI
                        Secretary, LMCRES
                        Secretary, BMML
                        Vice President and Secretary, Nova Scotia
                        Secretary, LM Canada Hldg
                        Secretary, LMIH
                        Secretary, LMIH II

                        Secretary, LMIH Chile
                        Secretary, LMCM
                        Assistant Secretary, BRE
                        Assistant Secretary, LM Tower
                        Assistant Secretary, LMRC Properties
                        Assistant Secretary, LMRESA
                        Assistant Secretary, LMRC
                        Assistant Secretary, LMRG
                        Assistant Secretary, LMRP
                        Assistant Secretary, LMRC II

Robert F. Price         Secretary, Brandywine
                        Secretary, Legg Mason, Inc.
                        Secretary, LMRC
                        Secretary, LMRG
                        Secretary, LM Tower
                        Secretary, LMRC II
                        Secretary, LMRC Properties


(3040692) Nova Scotia Company ("Nova Scotia")
1959 Upper Water Street
Ste. 800
Halifax, Nova Scotia B3J 2X2
Canada

Barrett Associates, Inc. ("Barrett")
565 Fifth Avenue
New York, NY  10017

Bartlett & Co.  ("Bartlett")
36 East Fourth Street
Cincinnati, OH  45202

Batterymarch Financial Management, Inc. ("Batterymarch")
200 Clarendon Street
Boston, MA  02116

BMML, Inc. ("BMML")
100 Light Street
Baltimore, MD 21202

Brandywine Global Investment Management, LLC ("Brandywine")
2929 Arch Street, 8th Floor
Philadelphia, PA 19104

Brandywine Global Investment Management (Asia) Pte Ltd. ("Brandywine Singapore") 36 Robinson House, #18
City House
Singapore

BRE Group, Inc. ("BRE")
36 East Fourth Street
Cincinnati, OH 45202

Legg Mason Asset Management Australia Limited ("LMAM Australia")
Level 13
120 Collins Street
Melbourne, Victoria 3000
Australia

Legg Mason Asset Management (Japan) Co., Ltd. ("LMAM Japan")
Ote Center Building
1-1-3 Otemachi Chiyoda-ku
Tokyo 100-0004
Japan

Legg Mason Capital Management, Inc.  ("LMCM")
100 Light Street
Baltimore, MD  21202

Legg Mason Fund Adviser, Inc. ("LMFA")
100 Light Street
Baltimore, MD  21202

Legg Mason, Inc.
100 Light Street
Baltimore, MD  21202

Legg Mason Funding Corp. ("LM Funding")
100 Light Street
Baltimore, MD 21202

Legg Mason Holdings (Australia) Pty Ltd ("LMH Australia")
Level 1
224 Queens Street
Melbourne, Victoria
Australia

Legg Mason International Equities Limited ("LMIE")
Citigroup Centre, Canada Square
Canary Wharf
London E14 5LB
England

Legg Mason International Equities (Hong Kong) Limited ("LMIE Hong Kong") 20/F., Three Exchange Square
8 Connaught Place, Central
Hong Kong

Legg Mason International Equities (Singapore) Pte. Limited ("LMIE Singapore") 1 George Street #23-01
Singapore 049145

Legg Mason Investment Funds Limited ("LMI Funds")
75 King William Street
London EC4N 7BE
England

Legg Mason Investments (Europe) Limited ("LMI Europe")
75 King William Street
London EC4N 7BE
England

Legg Mason Investments Holdings Limited ("LMIH")
75 King William Street
London EC4N 7BE
England

Legg Mason Investments (Hong Kong) Limited ("LMIH Hong Kong")
20/F., Three Exchange Square
8 Connaught Place, Central
Hong Kong

Legg Mason Investments (Taiwan) Limited ("LMI Taiwan")
Suite E, 55F, Taipei 101 Tower
7 Xin Yi Road, Section 5
Taipei, 110, Taiwan, R.O.C.


Legg Mason Investments (Taiwan) Holdings Limited ("LMIH Taiwan")
20/F., Three Exchange Square
8 Connaught Place, Central
Hong Kong

Legg Mason Investments Management Services Limited ("LMIM")
75 King William Street
London EC4N 7BE
England

Legg Mason Management Services (Hong Kong) Limited ("LMMS Hong Kong") 20/F., Three Exchange Square
8 Connaught Place, Central
Hong Kong

Legg Mason Properties, Inc. ("LM Properties")
5955 Carnegie Boulevard, Suite 200
Charlotte, NC 28209

Legg Mason Real Estate Investors, Inc.  ("LMREI")
10880 Wilshire Blvd., Suite 1750
Los Angeles, California 90024

Legg Mason Commercial Real Estate Services, Inc. ("LMCRES")
100 Light Street
Baltimore, MD 21203

Legg Mason Real Estate Securities Advisors, Inc. ("LMRESA")
100 Light Street
Baltimore, MD 21202

Legg Mason Realty Capital, Inc ("LMRC")
100 Light Street
Baltimore, MD 21202

Legg Mason Securities  (Japan) Co., Ltd. ("LMS Japan")
Ote Center Building
1-1-3 Otemachi Chiyoda-ku
Tokyo 100-0004
Japan

LMRC Properties, Inc. ("LMRC Properties")
100 Light Street
Baltimore, MD 21202

Legg Mason Realty Group, Inc. ("LMRG")
100 Light Street
Baltimore, MD 21202

Legg Mason Realty Partners, Inc. ("LMRP")
100 Light Street
Baltimore, MD 21202

Legg Mason Tower, Inc. ("LM Tower")
100 Light Street
Baltimore, MD 21202

Legg Mason Towarzystwo Funduszy Inwestycyjnych Spolka Akcyjna ("LM Poland") ul. Traugutta 7/9
00-067 Warszawa
POLAND

Legg Mason (UK) Holdings PLC ("LMH UK")
75 King William Street
London EC4N 7BE
England

Legg Mason Zarzadzanie Aktywami Spolka Akcyjna ("LM Poland II") ul. Traugutta 7/9
00-067 Warszawa
POLAND

Legg Mason Investment Counsel & Trust Company, N.A.  ("LMIC")
100 Light Street
Baltimore, MD  21202

Legg Mason Investor Services, LLC ("LMIS")
100 Light Street
P.O. Box 1476 Baltimore, MD 21203-1476

LM Fund Services, Inc. ("LMFunds")
100 Light Street
Baltimore, MD 21202

LM Holdings, Limited ("LM Holdings")
75 King William Street
London EC4N 7BE England

Permal Group Limited ("Permal")
25 St. James's Street
London SW1A 1HA
England

LMRC II, Inc. ("LMRC II")
100 Light Street
Baltimore, MD 21202

PCM Holdings I, Inc. ("PCM I")
8889 Pelican Blvd, 5th Floor
Naples, FL 34108

PCM Holdings II, Inc. ("PCM II")
8889 Pelican Blvd, 5th Floor
Naples, FL 34108

Royce & Associates, LLC ("Royce")
1414 Avenue of the Americas
New York, NY  10019

Western Asset Management Company  ("WAM")
385 East Colorado Boulevard
Pasadena, CA  91101

Western Asset Management Company Limited  ("WAMCL")
10 Exchange Square
Primrose Street
London  EC2A 2EN
England

Western Asset Management Company Ltd ("WAM Tokyo")
Ote Center Building
1-1-3 Otemachi Chiyoda-ku
Tokyo 100-0004
Japan

Western Asset Management Company Pty Ltd ("WAM Australia")
Level 13
120 Collins Street
GPO Box 507
Melbourne Victoria 3000
Australia

Western Asset Management (UK) Holdings Limited ("WAMCO Hldgs Ltd") 10 Exchange Square
Primrose Street
London EC2A 2EN
England

Western Asset Management Company Pte, Ltd ("WAM Singapore")
1 George Street, #23-01
Singapore 049145

Item 27.    Principal Underwriters

(a) Legg Mason Income Trust, Inc.; Legg Mason Investors Trust, Inc.; Legg Mason Growth Trust, Inc.; Legg Mason Special Investment Trust, Inc.; Legg Mason Global Trust, Inc.; Legg Mason Value Trust, Inc.; Legg Mason Tax-Free Income Fund; Legg Mason Investment Trust, Inc.; Legg Mason Charles Street Trust, Inc.; Western Asset Funds, Inc.; Legg Mason Partners Trust II; CitiFunds Trust I; Legg Mason Partners Funds Trust; Legg Mason Partners Variable Portfolios V; CitiFunds Premium Trust; CitiFunds Institutional Trust; CitiFunds Trust III; Legg Mason Partners Lifestyle Series, Inc.; Legg Mason Partners Variable Portfolios II; Legg Mason Partners Variable Portfolios IV; Legg Mason Partners Investment Series; Consulting Group Capital Markets Funds; High Income Opportunity Fund, Inc.; Intermediate Muni Fund, Inc.; Legg Mason Partners Small Cap Core Fund, Inc.; Legg Mason Partners Investment Trust; Real Estate Income Fund, Inc.; Managed High Income Portfolio, Inc.; Managed Municipals Portfolio, Inc.; Municipal High Income Fund, Inc.; Citigroup Investments Corporate Loan Fund, Inc.; Zenix Income Fund, Inc.; Legg Mason Partners Capital Fund, Inc.; Legg Mason Partners Investors Value Fund, Inc.; Legg Mason Partners Series Funds, Inc.; High Income Opportunity Fund Inc.; Legg Mason Partners Variable Portfolios I; Barrett Opportunity Fund, Inc.; Western Asset 2008 Worldwide Government Term Trust; Western Asset High Income Fund, Inc.; Western Asset High Income Fund II, Inc.; Western Asset Emerging Markets Income Fund, Inc.; Western Asset Emerging Markets Income Fund II, Inc.; Western Asset Emerging Markets Floating Rate Fund, Inc.; Western Asset Global High Income Fund, Inc.; Western Asset Emerging Markets Debt Fund, Inc.; Legg Mason Partners Capital and Income Fund, Inc.; Western Asset Global Partners Income Fund, Inc.; Western Asset Municipal Partners Fund, Inc.; Western
     Asset Municipal Partners Fund II, Inc.; Western Asset Variable Rate Strategic Fund, Inc.; Western Asset Inflation Management Fund; Legg Mason Partners Adjustable Rate Income Fund; Legg Mason Partners Aggressive Growth Fund, Inc.; Legg Mason Partners Appreciation Fund, Inc.; Legg Mason Partners Arizona Municipals Fund, Inc.; Legg Mason Partners California Municipals Fund, Inc.; Legg Mason Partners Equity Fund, Inc.; Legg Mason Partners Fundamental Value Fund, Inc.; Legg Mason Partners Funds, Inc.; Legg Mason Partners Income Funds; Smith Barney Institutional Cash Management Fund, Inc.; Legg Mason Partners Investment Funds, Inc.; Legg Mason Partners Core Plus Bond Fund, Inc.; Legg Mason Partners Managed Municipals Fund, Inc.; Smith Barney Money Funds, Inc.; Legg Mason Partners Municipal Funds; Smith Barney Municipal Money Market Fund, Inc.; Legg Mason Partners New Jersey Municipals Fund, Inc.; Legg Mason Partners Oregon Municipals Fund; Legg Mason Partners World Funds, Inc.; Legg Mason Partners Sector Series, Inc.; Legg Mason Partners Variable Portfolios III, Inc.; Legg Mason Partners Equity Funds; Western Asset Funds II, Inc.; Legg Mason Partners Massachusetts Municipals Fund; and various series of unit investment trusts.

(b) The following table sets forth information concerning each director and officer of the Registrant's principal underwriter, Legg Mason Investor Services, LLC ("LMIS").

Name and Principal                  Position and Offices               Positions and Offices
Business Address*                   with Underwriter - LMIS            with Registrant
-----------------------------------------------------------------------------------

Mark R. Fetting                     Managing Director                   President and Director

Manoochehr Abbaei                   Vice President                              None

D. Stuart Bowers                    Vice President and                          None
                                    Director of Operations

W. Talbot Daley                     Vice President                              None

Mark E. Freemyer                    Vice President                              None


Thomas J. Hirschmann                Vice President                              None

Joseph LaRocque                     Vice President                              None

Theresa P. McGuire                  Vice President, Chief Financial             None
                                    Officer and Treasurer

Joel R. Sauber                      Vice President                              None
300 First Stamford Place
Stamford, CT 06902-6732

Kenneth D. Cieprisz                 Chief Compliance Officer                    None
399 Park Avenue, 4th Floor
New York, NY 10022

Joseph M. Furey                     General Counsel and                         None
                                            Secretary

* All addresses are 100 Light Street, Baltimore, Maryland 21202, unless otherwise indicated.



(c) The Registrant has no principal underwriter, which is not an affiliated person of the Registrant or an affiliated person of such an affiliated person.

Item 28.     Location of Accounts and Records

State Street Bank and Trust Company       and      Legg Mason Fund Adviser, Inc.
P. O. Box 1713                                     100 Light Street
Boston, Massachusetts 02105                        Baltimore, Maryland  21202


Item 29.     Management Services - None

Item 30.     Undertakings - None

                                 SIGNATURE PAGE

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Legg Mason Light Street Trust, Inc., certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 18 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Baltimore and State of Maryland on the 27th day of July, 2007.

                                             LEGG MASON LIGHT STREET TRUST, INC.

                                             By: /s/  Mark R. Fetting
                                                 ----------------------
                                                 Mark R. Fetting
                                                 President

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


Signature                                            Title                              Date

/s/ John F. Curley, Jr.*                    Chairman and Director                       July 27, 2007
John F. Curley, Jr.

/s/ Mark R. Fetting                         President (Principal Executive              July 27, 2007
Mark R. Fetting                             Officer) and Director

/s/ Ruby P. Hearn*                          Director                                    July 27, 2007
Ruby P. Hearn

/s/ Arnold L. Lehman *                      Director                                    July 27, 2007
Arnold L. Lehman

/s/ Robin J.W. Masters *                    Director                                    July 27, 2007
Robin J.W. Masters

/s/ Jill E. McGovern *                      Director                                    July 27, 2007
Jill E. McGovern

/s/ Arthur S. Mehlman *                     Director                                    July 27, 2007
Arthur S. Mehlman

/s/ G. Peter O'Brien *                      Director                                    July 27, 2007
G. Peter O'Brien

/s/ S. Ford Rowan *                         Director                                    July 27, 2007
S. Ford Rowan

/s/ Robert M. Tarola*                       Director                                    July 27, 2007
Robert M. Tarola

/s/ Marie K. Karpinski                      Vice President and                          July 27, 2007
Marie K. Karpinski                          Chief Financial Officer
                                            (Principal Financial and
                                            Accounting Officer)


* Signatures affixed by Richard M. Wachterman pursuant to a Power of Attorney, a copy of which is filed herewith.

                                POWER OF ATTORNEY

I, the undersigned Director/Trustee of one or more of the following investment companies (as set forth in the companies' Registration Statements on Form N-1A):

LEGG MASON INCOME TRUST, INC.          LEGG MASON CHARLES STREET TRUST, INC.
LEGG MASON GLOBAL TRUST, INC.          LEGG MASON SPECIAL INVESTMENT TRUST, INC.
LEGG MASON TAX-FREE INCOME FUND        LEGG MASON INVESTORS TRUST, INC.
LEGG MASON GROWTH TRUST, INC.          LEGG MASON LIGHT STREET TRUST, INC.
LEGG MASON VALUE TRUST, INC.           LEGG MASON INVESTMENT TRUST, INC.

plus any other investment company for which Legg Mason Fund Adviser, Inc. or an affiliate thereof acts as investment adviser or manager and for which the undersigned individual serves as Director/Trustee hereby severally constitute and appoint each of MARK R. FETTING, MARIE K. KARPINSKI, RICHARD M. WACHTERMAN, GREGORY T. MERZ, ARTHUR J. BROWN and ARTHUR C. DELIBERT my true and lawful attorney-in-fact, with full power of substitution, and each with full power to sign for me and in my name in the appropriate capacity and only for those companies described above for which I serve as Director/Trustee, any
Registration Statements on Form N-1A, all Pre-Effective Amendments to any Registration Statements of the Funds, any and all Post-Effective Amendments to said Registration Statements, and any and all supplements or other instruments in connection therewith, to file the same with the Securities and Exchange Commission and the securities regulators of appropriate states and territories, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, all related requirements of the Securities and Exchange Commission and all requirements of appropriate states and territories. I hereby ratify and confirm all that said attorney-in-fact or their substitutes may do or cause to be done by virtue hereof.

WITNESS my hand on the date set forth below.

SIGNATURE                                                           DATE

/s/ John F. Curley, Jr.                                             May 23, 2007
----------------------------------------
John F. Curley, Jr.

/s/ Mark R. Fetting                                                 May 23, 2007
----------------------------------------
Mark R. Fetting

/s/ Ruby P. Hearn                                                   May 23, 2007
----------------------------------------
Ruby P. Hearn

/s/ Arnold L. Lehman                                                May 23, 2007
----------------------------------------
Arnold L. Lehman

/s/ Robin J.W. Masters                                              May 23, 2007
----------------------------------------
Robin J.W. Masters

/s/ Jill E. McGovern                                                May 23, 2007
----------------------------------------
Jill E. McGovern

/s/ Arthur S. Mehlman                                               May 23, 2007
----------------------------------------
Arthur S. Mehlman

/s/ Jennifer W. Murphy                                              May 23, 2007
----------------------------------------
Jennifer W. Murphy

/s/ G. Peter O'Brien                                                May 23, 2007
----------------------------------------
G. Peter O'Brien

/s/ S. Ford Rowan                                                   May 23, 2007
----------------------------------------
S. Ford Rowan

/s/ Robert M. Tarola                                                May 23, 2007
----------------------------------------
Robert M. Tarola

                       Legg Mason Light Street Trust, Inc.
                         Post-Effective Amendment No. 18
                                    Exhibits



Exhibit (i)             Opinion of Counsel

Exhibit (j)             Consent of Independent Registered Public Accounting Firm